Listing Report:Supplement No. 78 dated Oct 19, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 297661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$188.38

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1995	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	1y 3m
Amount delinquent:	$37	Revolving credit balance:	$1,373	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Mmartinez2194	Borrower's state:	Texas	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,650.00	< mo. late:	0 ( 0% )	520-540 (Nov-2007) 540-560 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
paying tuition and books
Introduction: Hello, my name is Mari. I am in my 2nd year working at?Chase as Team Manager. Loan Purpose: I want to pay for my tuition and books along with a new computer for school.? As most people I made some credit mistakes early on by not keeping my payments current. By the time I wanted to try to fix things I was so far behind that I couldn?t. Only recently did I realize, good credit is everything. I am currently working diligently to repair my credit.? My credit has improved however not enough for me to get a personal loan from a major bank.?Repayment Ability: My current income as a Team Manager for Sears is $48900 per year with an additional $4800 per year from yearly bonus. Here is a copy of our monthly budget to prove we have strong cash flow to repay this loan: Monthly Income?Chase - $3,045 Expenses Rent $ 500.00 Car $455 my car? Credit Cards $300 for the exception of my prior credit card (bad debt) Prosper Payment $ Utilities $100.00 Gas $50.00 Insurance 85.00 Cell Phone $70.00 Gas (car) $100.00 Food $100.00 Misc Est.?Total Expenss & Debt = $1,760 Total Montly Cash Flow after Debt and Expenses: $1285.? So as you can see I can easliy afford the loan and my credit issues are in the past. I have a strong desire to improve my credit score and pay this loan on time each month. Thanks for reviewing my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 300187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	52	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$37,768	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bronc67	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
I am requesting this loan to expand my business. I have been granted the opportunity to purchase a remodeling dealership with a protected geographical territory. Even in the recession, independent dealers already established in this system have been averaging more than twice as much profit margin when compared with other remodeling contractors. This dealership is extremely unique and offers an incredible marketing and support program. I do not want to miss out on the invitation to purchase it. I anticipate my net income to more than double over the next 12 to 24 months if I am able to secure this deal.

My financial situation:
I am a good candidate for this loan because I am committed to the system offered by this dealership. It is proven to be successful 100% of the time when the dealer runs it as he/she is trained.

Monthly net income: $6000

Monthly expenses: $ 3350
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 387937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.54%	Starting borrower rate/APR:	18.54% / 20.76%	Starting monthly payment:	$546.36

Auction yield range:	17.27% - 17.54%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	36%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$25,162	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kraffon	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 5% )	720-740 (Jan-2008) 640-660 (Nov-2007)
Principal balance:	$5,006.24	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Expanding Marketing Efforts
This loan will be used to fund the growth and marketing efforts of CarryOut Directory (www.carryoutdirectory.com). CarryOut Directoryis in the position of exponential growth as we are currently marketing a new business application we developed that will revolutionaize how restaurants do business online. You can say this is like the Google of the restaurant industry, you can learn more about us and the product specifically at www.carryoutdirectory.com/restaurateur.php. We currently have subscribing clients and it was not a diificult sell to have them come aboard, in fact once they saw the product demo they were asking where to sign. We just need your help to sustain our marketing efforts and get the product out on the market and everything else will fall inot place.

Thank you for looking and happy bidding, this will be the best investment you will have ever made!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,888.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.25%	Starting monthly payment:	$172.02

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$42,994	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	frugal12	Borrower's state:	Arizona	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	740-760 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-780 (Jul-2009) 760-780 (Oct-2008) 780-800 (Jun-2008) 780-800 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Paying off CC @ 17.9%

Have?$10,XXX.xx still?invested in Prosper already as easy collateral.
Average?Prosper income:??around $700.00? ...
My portfolio states that if everyone paid, I would get 31% :)
Wouldn't that be nice if they all paid!
Goal accomplished:? Became the bank to 178 people.
Good note:? 1st payoff was an "F" credit score

As J. Paul Getty once said,"I would rather have 1% of 100 peoples efforts than just 100% of my own"

FYI:? All debt besides this one is between 6.5% and 1.99%

Your funds are appreciated and will be returned with?interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	46%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,334	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	plentiful-commerce	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growth Capital for Expansion
Purpose of loan: This loan will be used to expand an eCommerce dropshipping business for 3 websites: www.MySalonTools.com (equipment for salon stylists), www.SchoolofUniforms.com (school uniforms) and www.ScrubbingIn.com (medical scrubs). MySalonTools.com and SchoolofUniforms.com were launched just over 2 months ago, and we recently completed and launched ScrubbingIn.com. The two sites we've actively marketed (MST & SOU) have generated over $3000 in combined revenue with $1000 personally invested towards marketing. All three websites are managed by my fianc?, a long time friend and myself, with each of us having strong backgrounds in internet marketing. Each site has little overhead and carries no inventory or storage costs because our suppliers dropship directly to our customers. All admin & customer service aspects are handled part-time, via email during off-peak hours. Monthly net profit is just over $500 and will increase by 3X with our marketing spend increasing by 250-300% (we've invested $250 per month/per site in marketing costs thus far to yield current results). The requested $10,000 will be used for the following:
SchoolofUniforms.com- $2000 towards search engine marketing/optimization, pay-per-click advertising costs until Feb 2010
MySalonTools.com- $3500 towards search engine marketing/optimization, pay-per-click advertising costs until April 2010
ScrubbingIn.com- $3500 towards search engine marketing/optimization, pay-per-click advertising costs until April 2010

I am a good candidate for this loan because I have a proven track record of repaying my debt obligations and I take my personal credit very seriously. Paired with a proven business model, I have the utmost confidence in my ability to repay this loan through the profits of our business. Currently I am employed full time at the University of Florida in Gainesville FL as an Education Coordinator. In the event I have difficulty meeting the loan schedule solely from revenue generated from our websites, my household income will allow me to meet both my personal as well as the loan obligation. Moreover, based on current trends, the websites themselves will hold enough value to be considered collateral. Here is a listing of a similar website to MySalonTools that sold in August for $17,500 after 6 months from the date of launch: http://flippa.com/auctions/67894. Thanks in advance for your consideration!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 11.59%	Starting monthly payment:	$137.72

Auction yield range:	4.27% - 8.49%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2001	Debt/Income ratio:	28%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,647	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	awakening404	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$3,544.71	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off high interest credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 27.64%	Starting monthly payment:	$39.11

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1986	Debt/Income ratio:	11%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	9y 7m
Amount delinquent:	$266	Revolving credit balance:	$1,666	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wedrive4u	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 87% )	700-720 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	2 ( 13% )	640-660 (Jun-2008) 640-660 (Jan-2008) 520-540 (Jan-2007)
Principal balance:	$1,622.59	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Interest rate increase, CC payoff
Purpose of loan:
This loan will be used to?pay off my credit cards, with the December 1st date approaching,?where the new law regarding interest rates will go into effect All of my credit cards are raising their rates prior to the date?of the new law. I recommend that everyone takes a closer look at your billing statement becasue most credit cards are doing it. Thanks Clark Howard for the advise.

My financial situation:
I am a good candidate for this loan because I was invited by Prosper to apply for a second loan due to my consistent and timely payment history as stated below
Dear XXXXX,

We wanted to thank you for your membership with Prosper.

As you may have seen in recent headlines, getting a loan through the big banks has become increasingly difficult, leaving many of you to rely on high-rate credit cards to cover your finance needs.

Prosper is here to help.

Due to your consistent and timely payment history with us we are pleased to invite you to request a second loan. If you, or someone you know, are tired of paying high rates, apply now at Prosper. You could lower your monthly finance charges considerably. In these tough economic times, every extra dollar counts.
Since my first loan, my wife and I have purchased a new home, and welcomed a new addition to our family, our son who is pictured. We are still a two family income and I will be solely responsible. My career is going great and the part-time used car selling I started with the first loan is going great. Remember my target was automobiles $2000 and under, so with the current recession, it has been successful. Our credit is good, and?I am excited to be part of the prosper family

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 1170
??Insurance: $ 83
??Car expenses: $ 203
??Utilities: $ 70
??Phone, cable, internet: $ 99
??Food, entertainment: $?150
??Clothing, household expenses $ 125
??Credit cards and other loans: $?200
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$437.36

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1974	Debt/Income ratio:	24%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,759	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	compassion-birdie	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down debt
Purpose of loan:
This loan will be used to?consolidate my debt?

My financial situation:
I am a good candidate for this loan because?my wife also works full time, my monthly salery does not include bonus. I have worked myself out of a bankruptcie 5 years ago.

Monthly net income: $ 2500????

Monthly expenses: $
??Housing: $?700???
??Insurance: $?300
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $?
??Clothing, household expenses $?
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.99%	Starting borrower rate/APR:	8.99% / 11.08%	Starting monthly payment:	$302.05

Auction yield range:	4.27% - 7.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	44%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,495	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dacox25	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to refi credit cards
Purpose of loan:
This loan will be used to pay off one of my credit cards faster, so I can re-invest.
I have a revolving credit card with a 9500 balance at 14%. At the current rate (with revolving terms)?it will take me over 10 years to pay the card off paying?$300 a month. With a prosper installment loan making the same payments, I can have this paid off in 3 years or less.

My financial situation:
I am a good candidate for this loan because I take my credit seriously. I worked hard to build up my credit to what it is today, and continue?to?pay all my bills on time. I am an active lender in the prosper community, but with the recent hikes in credit card rates,
I havent been able to invest as much anymore.? I do have enough for payments but looking for lower rates to pay them off faster so I can continue to re-invest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	26 / 22	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	88	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$46,333	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	three-for-6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refurbishing Investment Property
Purpose of loan:
To remodel an investment?property.

My financial situation:??
currently needing funds to remodel an investment?property with $25,000.00?profit projection after repairs, loan?and mortgage.?? I am planning on flipping the property once completed.?? I will sell at a discount even at today's market.? I?plan to repay the loan funds?within one year.

Monthly net income: $ 11,250

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 450
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1986	Debt/Income ratio:	10%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$123,542	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	safe-gain	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AGRIBUSINESS LAND ACQUISITION
Purpose of loan:
This loan will be used to?acquire 330 acres of industrial/agricultural land for a Multi Modal Port Facility..$1,900,000 total is required.................

My financial situation:
I am a good candidate for this loan because?I am a 25 year finance and real estate executive.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$115.28

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1996	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	25y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,825	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kindness-captain902	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$7,647.86	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
"paying off credit cards"
Purpose of loan
This loan will be used to? pay off high apr credit cards.

My financial situation:
I am a good candidate for this loan because? i have a good credit history, and i have worked as an auto service worker for the city and county of san francisco for 25 years

Monthly net income: $ 3,200.00

Monthly expenses: $
??Housing: $ 1,300.00
??Insurance: $ part of assoc. fee 320.00 paid by wife.
??Car expenses: $ 240,00 paid by wife.
??Utilities: $
??Phone, cable, internet: $ 100.00 paid by wife.
??Food, entertainment: $ 250. 00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$191.34

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	20%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$17,092	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	iliyan	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MINT - A new vegetarian restaurant
Purpose of loan:
Hi everyone. We are in the process of expending our Tea Store business into a Tea Lounge and Vegetarian Restaurant. We would like to use this loan for a cash reserve. We have been in business for a year with our Tea Store and now a restaurant space came up next to us. We decided to take this space since it will give us a kitchen. And in a kitchen, as you all know, magic can happen. People smelling the delicious smells of cooking up a local fare, serving it in beautiful environment. This is our vision. We live in a beautiful tourist destination area of central Vermont, at the foot of Sugarbush Ski Resort and our winters are most popular with skiers and lovers of snow. I am an executive chef in Stowe, Vermont and will keep my position as it provides a steady income.

My financial situation:
I am a good candidate for this loan because we have been dreaming of this opportunity since 2003 and it sits deep in our heart. We love people and they respond to us with the same kindness. In a restaurant this is very important? Customers need a personal touch and they have to feel your attention and care towards the place they visit the first time and come back to later. We will do everything in our power to make this adventure succeed.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 40
??Phone, cable, internet: $ 40
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 5000 plus student loan
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.04%	Starting borrower rate/APR:	13.04% / 15.18%	Starting monthly payment:	$252.85

Auction yield range:	4.27% - 12.04%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1996	Debt/Income ratio:	19%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$34,614	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reasonable-contract	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a tractor for my yard duties
Purpose of loan:
This loan will be used to? buy a tractor, so i can do yard duties such as, expand land, plow snow, landscape. And do side job to make extra income.

My financial situation:
I am a good candidate for this loan because?Im in a work field that doesn't lay off there workers. There's high demand and job security for what my profession is. So paying this loan wont be a problem
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	24%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$414	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	usc2001	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy Servers for Business
Purpose of loan:
This loan will be used to? buy 4 servers for my Internet business.? In addition to the income from my full-time job, I also have a part-time Internet business (which is not reflected in the income stated here).? The business uses servers to rent out servers to customers.? The customer service for the customers of the business is provided through an outsourcing company.

My financial situation:
I am a good candidate for this loan because?my business is profitable and can be managed with only a few hours of time per week.? I hope that once I have the servers online that I will be able to fund additional growth and potential acquisitions of competitors.? I have no revolving debt that is not paid in full every month.? I have over $50,000 in equity in my house, approximately $30,000 in a brokerage account, approximately $5,000 in a Roth IRA, and approximately $10,000 in a 401K.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1988	Debt/Income ratio:	Not calculated
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Retired
Now delinquent:	1	Total credit lines:	38	Length of status:	7y 8m
Amount delinquent:	$2,324	Revolving credit balance:	$365	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	pound-flute	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in an additional bathroom
Purpose of loan:
This loan will be used to? I have 2 daughters and a wife and 1 bathroom. They are always fighting who gets in the bathroom first and they complain the one in there is taking to long. I will use this money to install an additional bathroom for them, this way there will be some quiet in my house.

My financial situation:
I am a good candidate for this loan because? I have always paid all of my bills on time. I am currently retired and have a pension and will be able to make monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.29%	Starting monthly payment:	$45.63

Auction yield range:	4.27% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,135	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	AASkiff	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment purchase loan
This $1500 will go towards upgrading my computer equipment. And will be payed off early. Also I am looking to establish credit here on Prosper because I have very interesting projects coming up that will need investors.

I am hoping to develop good networking with you folks.

regards,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$673.88

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1987	Debt/Income ratio:	50%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$60,056	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	7581	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	700-720 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007) 680-700 (Jan-2007)
Principal balance:	$2,245.21	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 2600/mo
??Insurance: $ 450/mo
??Car expenses: $ 1600/mo
??Utilities: $ 350/mo
??Phone, cable, internet: $?210??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1992	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,832	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rumz523	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to build a backyard fence
Purpose of loan:
This loan will be used to make some immediate improvements to a new house I purchased last year. I would like to put up a wooden privacy fence in the backyard and do some additional landscaping.

My financial situation:
I am a good candidate for this loan because I have a steady income each month ($2800 take home) and I will have two roommates at my house, each paying $400 per month for at least a one year commitment. I have very little credit card debt and NO car payment. My mortgage is approx. $1000 per month so repaying a $3500 would not be a financial burden on me. I have attached a picture of the house.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1991	Debt/Income ratio:	58%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,305	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	authentic-peace7	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
This loan will be used to enclose our entry way into the house.?

My husband and I are both employed, full time. We are a dual income family with no children currently residing in the home.
He pays child support until 'Peter' turns 18; six months from now.

Our financial situation:

Dual Income: $7000 monthly, after taxes and stock, bond, mutual fund investments
Rental income: $1205 monthly, net proceeds
Investment income: $100 - $800 monthly, varies

Debt:

Helzberg 12 mo. promo no interest: $160 for five more months
Home Depot: $565 at 18% interest
Pentagon Federal CC: $500 balance at 12.5%, currently pay $200 - $300 monthly (currently our target bill to pay off, then we'll move to another one, maybe Chase)
American Express CC: $15K balance at 9.9%, currently pay $300 monthly
Chase CC: $5K balance at 9%, currently pay $115 monthly
AAfes CC: $7K balance at 9%, currently pay $250 monthly
Capital One CC: $14K at 12%, currently pay $300 monthly
Car lease: $450 monthly
truck loan: $316 monthly
House payment: $640 monthly

After our bills are paid, in the amount of $3396, we have plenty left over ($3600) for the electric bill, phone bills, groceries, car insurance, and entertainment.

Thanks for looking. If you have any questions, please don't hesitate to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1999	Debt/Income ratio:	10%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$25,786	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	tremendous-loyalty	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards with high interest rate.

My financial situation:
I am a good candidate for this loan because I have a very good job, well paid, I am very appreciated and respected. Right now the struggle it is to recover after a divorce where I had unexpected expenses.

Monthly net income: $ 7600

Monthly expenses: $ 6170
??Housing: $ 2400
??Insurance: $ 150
??Car expenses: $?470
??Utilities: $?100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1998	Debt/Income ratio:	42%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$109	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	profit-amigo	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	720-740 (Sep-2008)
Principal balance:	$5,080.19	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
home improvement
Purpose of loan:
This loan would be used to do some home improvement.

My financial situation:
I am a good candidate for this loan because of my prior payment history from a previous loan with prosper.? I have a year left to pay on the previous loan but it will not hinder my ability to pay this loan off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.96%	Starting monthly payment:	$37.75

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,732	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	hard-working-integrity	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off a credit card
Photo: That's me, my sister, and my mom on Mother's Day! :-)

Purpose of loan:
This loan will be used to pay off a credit card.

My financial situation:
I am a good candidate for this loan because I make a good living, and I'm very responsible. I manage my finances using Quicken, and I setup automatic payments so I never miss one.

Monthly net income: approx $3000 (after taxes)

Monthly expenses: $
??Housing: $640
??Insurance: $120
??Car expenses: $400
??Utilities: $130 summer, $80 winter
??Phone, cable, internet: $120
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $250
??Other expenses: $200-300 (gas, groceries, etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 10.87%	Starting monthly payment:	$58.52

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1978	Debt/Income ratio:	2%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	3y 8m
Amount delinquent:	$206	Revolving credit balance:	$224	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	repayment-authority	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
401k Payback
Purpose of loan:
This loan will be used to pay back my second 401k loan so that I may borrow a much larger amount from my 401k to pay Insurance (house and 2 cars) and upcoming property taxes.? My employer only allows 2 loans at a time.? I also intend to use the 401k loan to pay back this Prosper loan in full within 2 months.?

My financial situation:
I am a good candidate for this loan because I am always working and I pay my bills.? Since 1997ish I've always had a job.? The longest I ever went without a job was 3 months and that was 6 years ago.? Also, pride, I'm not about to be the guy who burns Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.17%	Starting borrower rate/APR:	10.17% / 10.52%	Starting monthly payment:	$161.74

Auction yield range:	3.27% - 9.17%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1987	Debt/Income ratio:	25%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$51,442	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punctual-truth0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help me retire debt free
Purpose of loan:
This loan will be used to? consolidate debt and start on a better footing toward retirement

My financial situation:
I am a good candidate for this loan because? I am honest and always make my payments on time - just need some help getting out of debt fast as retirment is approaching fast.? Need to payoff these credit cards as the min payment will take 20 years versus a 3 year loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.98%	Starting borrower rate/APR:	16.98% / 17.34%	Starting monthly payment:	$67.72

Auction yield range:	3.27% - 15.98%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	14.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	16y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,608	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intuitive-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finally ready to apply on Prosper
Fiinally have the correct listing format. Since I have mutiple sources I need to apply as self employed as that is how I fill out my taxes.

This loan is to provide funding between two new consulting contracts. I will receive payment on these by the end of the year from my long term customers. My credit is excellent and I have been wanting to finally use Prosper. My listing has been updated per advice from Prosper's underwriting. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	50	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$26,201	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bonafide-dollar9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment for WWW Video Business
Purpose of loan:
This loan will be used to? Buy equipment and fund personnel to grow an Online Ordering/Membership business that has already partnered with approx. 100 high schools in the Southeast. The growth potential for this business is in the 1000s, within the next few years. We are already taking orders online.My financial situation:
I am a good candidate for this loan because??
I have a good credit score. I can easily make 100k a year with my experience in the technology field, to pay back any loan. I have a great idea that will make millions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	25	Length of status:	11y 0m
Amount delinquent:	$4,525	Revolving credit balance:	$14,855	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kinetic-credit5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting caught up, believe in me!
Pupose of Loan:
Will be used to pay off a couple of small personal debts as I get situated in a new work situation.

My financial situation:
I am a good candidate for this loan because?I owned a successful small business for 10+ years, I am an honest, hard-working?and dependable person who needs a loan to get my new life?up and running!? After a year of no steady job, I am now employed and earning $$

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 85
??Car expenses: $ 370
??Utilities: $ 125
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.95%	Starting borrower rate/APR:	9.95% / 12.06%	Starting monthly payment:	$354.68

Auction yield range:	4.27% - 8.95%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	36%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,076	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	versatile-income	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bill payoff
Purpose of loan:
This loan will be used to? consolidate and payoff credit cards.

My financial situation:
I am a good candidate for this loan because? I am a reliable person and I want to end the evil circle of the credit industry where credit cards are involved.? I want to pay my debt and not expect to be bailed out of the situation. All I want is to have a card for "?emergency only " with a low limit, which even now I never consider a credit card charge as a payment for goods, to me it is a deficit.? Ready to be free of the "BALL? &?? CHAIN." My interest rates are not outragious, but I would love to pay this off sooner rather than later. :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$171.86

Auction yield range:	11.27% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2003	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,247	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	impressive-nickel9	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high APR credit card
Purpose of loan:
This loan will be used to pay off my credit card I have with Citi.? My current APR on the card is very high.? It got as high as it is because I was unfortunately late with some payments when the account was younger.? That has changed however, and I haven't been late with a payment on this card for at least two years.? I also recently payed about $2000 on my balance.? So the other day I called Citi to try and get them to lower my APR to a more reasonable level and they refused so I am looking for other options.

My financial situation:
I currently work two part time jobs, both of witch I have had for over five years.? I am currently living with my parents so my monthly expenses are minimal.? As I mentioned, I recently lowered my balance with Citi by $2000.? In addition to that I payed off my other credit card, and I have used my cards very little in the past year or two.? The payments on this loan will be under $200 a month, and until recently the minimum payment on the Citi card was about $250 and as I said I haven't been late with a payment for two years.? I hope this shows that, while I have had some problems in the past paying my bills on time, that is no longer the case.

Monthly net income: between $1000 and $1200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	14.27% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1984	Debt/Income ratio:	49%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	0y 7m
Amount delinquent:	$582	Revolving credit balance:	$71,139	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	HelpandProsper	Borrower's state:	Florida	Borrower's group:	Computer & IT Professionals
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest Cards
Don?t let the credit card companies get rich.? I am looking at paying off and down credit cards that I am currently paying 29.99% interest rate.? I would rather payback people who are just like me, currently a lender myself on Prosper, then to continue making the coldhearted, loan sharks of the credit card industries rich. I have worked in the software industry for the last 14 years.? I was self employed for 5 years and took a full-time job this year to give me steady income.? My credit report shows no 30 days late on any of my payments, with the exception of the one delinquent payment, which is incorrect and working to have removed.? I value my credit score and have thought about not paying the insane rates that the credit card companies are wanting, but I don?t want to ruin my credit.? SO? the next best thing is to let you make the money and not the credit card companies. I appreciate your interest and time reviewing my listing.

We have over 30K in investments including 401K's but don't want to use that now since the markets are looking better.

I do have a high installment loan balance due to new car last year, wife college loans and I was out of work the first 4 months of this year.

According to Prosper, according to my rating, I could look for a loan around 35%, that doesn't make since for me since the highest credit card rate I have is 29.99%
Normally I would not release such personal information, but the credit card companies are doing this to everyone, before the new laws take effect next year.? They are greedy and killing the middle class, so I know I am not alone.

Here is my income and expenses:

Income after taxes and health insurance is 7200.00 a month

Monthly?Expenses:

1320.00 House mortgage and insurance
620.00 Car payment
320.00 Car Insurance on 3 cars
310.00 Utilities
200 Cellphone bills
500 Food
2000 a month on CC bills
500 Misc
Total 5770.00

The extra money, $1300.00 ?that I have left over is going to college funds and investments.

The $7500 that I am borrowing will go toward these 29.99% cards:

Home Depot account - 850.00 - Payoff and will close
Lowes account - 1700.00 Payoff and will close
Chase Credit Card - 3500.00 Payoff and close
Universal Master Card - 1450.00 Payment

So the $300 payment for this loan will not be a problem, since I am paying those 4 cards almost $500 a month.

Also, my wife is looking for work.

Thanks for your time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$321.64

Auction yield range:	11.27% - 33.00%	Estimated loss impact:	10.84%
Lender servicing fee:	1.00%	Estimated return:	22.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1988	Debt/Income ratio:	32%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$67	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	racco	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 88% )	740-760 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	3 ( 12% )	740-760 (Sep-2009) 640-660 (Jul-2007)
Principal balance:	$2,656.41	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
New Siding
Purpose of loan:
(explain what you will be using this loan for) The purpose of this loan is to assist in paying for new vinyl siding on my home.
(explain why you are a good candidate for paying back this loan) I have worked in the Health Care field for 16 years as a Physical Therapist.? Therapists are in high demand and I am able to work side jobs at premieum rates to assist me in paying off this loan.? I currently manage a department of 50+ employees and have excellant earning potential.? I have one year left on an existing Prosper loan and have an excellent history of paying on the existing loan.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 700
??Insurance: $?200
??Car expenses: $?370
??Utilities: $ 250
??Phone, cable, internet: $?200
??Food, entertainment: $ 225
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	17%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	64	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,903	Occupation:	Postal Service
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	return-crusader2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt on home
Purpose of loan:
This loan will be used to pay off the debt owed to my home after the sale. We have a offer on the home less then what we owe. with realtor fees I will owe the bank approximatly 28,000.00.

My financial situation:
I am a good candidate for this loan because I am currently making $106,528/year and would be able to make the loan payment. The house will sell if I agree to the offer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,550	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	encouraging-greenback1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New computer for school
Purpose of loan:
This loan will be used to pay for a new laptop for school. I have my Bachelor's Degree and have decided to go back and get my Masters. My laptop of 5 years has finally died on me and I desperately need a new one. Since I am still working full time it helps to have a portable computer to store my work on.

My financial situation:
I am a good candidate for this loan because I have never missed a single payment or ever been late. I have had many of my cards for 3 or more years and have always paid more than the minimum. My credit rating has recently taken a hit due to the fact of me closing one of my large balance cards. When Chase took over my Washington Mutual card they raised the rate significantly within a few months. It went from 9.99% to 24.99% even though I never missed a payment and was never late.

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 95
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $60
??Food, entertainment: $ 50
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 550
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.53%	Starting borrower rate/APR:	26.53% / 28.86%	Starting monthly payment:	$608.60

Auction yield range:	11.27% - 25.53%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1976	Debt/Income ratio:	12%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	29y 6m
Amount delinquent:	$0	Revolving credit balance:	$211,342	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 6	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brainy-community	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Consolidate high interest rate credit card

My financial situation:
I am a good candidate for this loan because? I have a steady job, and good income and want to pay off very high interest rate loan with credit card, and build some savings.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$200.06

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	9%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	21y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,118	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	interest-sphinx	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay off my credit card debt.? ?

My financial situation:
I am a good candidate for this loan because?I have worked in the same job since 1988 and have job stability.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1991	Debt/Income ratio:	26%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	21y 5m
Amount delinquent:	$0	Revolving credit balance:	$22,352	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	fountain327	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Daughter with College
Purpose of loan:
This loan will be used to help my daughter wiith her Pharmacy degree

My financial situation:
I am a good candidate for this loan because I have been employed at the same company for over 20 years. I have single handedly raised by daughter and son?for the last 15 years. ?I?am honest and ethical and I would be extremely grateful to anyone that can help me fulfil my daughter's dream of becoming a pharmacist.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1983	Debt/Income ratio:	35%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$889	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transparency-pizza	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paint, carpet, replace doors
Purpose of loan:
This loan will be used to? home improvement

My financial situation:
I am a good candidate for this loan because?I?work steady and can pay the loan back.?

Monthly net income: $ avg 1900.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$374.56

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1982	Debt/Income ratio:	56%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	28 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$45,178	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	zurgena	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? The Purpose of this loan will be to pay off our credit cards and debt, which was primarily used to renovate our house that we purchased in October 2007.? We renovated our house, which was almost 60 years old, and needed mejor repairs.?? We had hired contractors to fix our house and they bailed on us, leaving us to complete the job and incur major expenses to finish the job.?? Luckily, we were able to count on family and friends to help us.? However, in buying supplies and materials, we racked up credit card bills and loans to get the job done.

My financial situation:
I am a good candidate for this loan because?? I have always maintained a credit score above 700 before I got married and we did this home renovation.? I have always paid my bills on time and always keep good managment on my accounts.? I have always spent money wisely, but I feel like the banks, primarily Bank of America, penalized me during the credit crisis, by chopping my credit lines because they did not understand what my wife and I were doing.??? I appealed their decisions and was not treated with respect and no support at all.? I feel horrible that I have seen my credit scores decrease because they thought I was a credit risk, when I have never foreclosed on our house and have always paid bills every month.? My wife and I need this loan because we would like to consolidate our bills into one payment without having to put our house, that we have worked very hard to improve, as collateral.?? We would greatly appreciate the support of people on Prosper to help us get through this and get order in our lives.?? This loan would take a huge load off of our backs becuase then we would be able to budget our expenses much easier and make one payment, rather than several payments spread out between several vendors.?? Thank you for taking the time to read this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$207.99

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$131,351	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	duty-zone	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Store credit cards
Purpose of loan:
This loan will be used to? Consolidate some store credit cards so we can pay the balances off in a set period of time.

My financial situation:
I am a good candidate for this loan because? I am already making the payments on the cards but want to be able to pay them off faster through this fixed rate loan rather than letting the cards charge me over 20% on the balances.

Monthly net income: $ 7600

Monthly expenses: $?6025
??Housing: $ 1850
??Insurance: $ 130
??Car expenses: $ 565
??Utilities: $ 300
??Phone, cable, internet: $?180
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$723.05

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,969	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-path	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Hotel Property
Purpose of loan:
This loan will be used
Me & my business group consisting of 7 other people are buying a 4 star hotel property. We?are purchasing the property?for cash without any bank loans and this is the reason we are getting a great deal. I would have provided you with the details of the property, earnings and purchase price?but due to the sensitive nature of the deal I don't want to jeapordize it. I have committed $300,000 for this deal, but I have $280,000 and I need $20,000.?My group has already made a down payment of $350,000 (my downpayment contribution is $50,000) on the hotel deal and the rest?will be paid of closing.

My financial situation:
I am a good candidate for this loan because I already?have a?retail business (gas station) which generates $8,000 per month and my wife also works earning $2,000 per month. I intend to repay this loan within 6 month. I have a great credit score, very little?revolving credit cards loan which I payoff each month. We have no kids and monthly expenses of $3,500 per month. I am very desciplined, driven, and educated (MBA in Finance & Information Systems).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$564	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mom4x	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 83% )	600-620 (Latest)
Principal borrowed:	$2,700.00	< mo. late:	1 ( 17% )	600-620 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
2nd Prosper Loan, Speedy Repayment
I am a 31 year old single mom of 4 - 11, 9, 6 and 3. I have been providing childcare from home since Feb '05. I have 6 kids in care.??

I joined Prosper in ?08 (same credit?score & a D score?) to get ahead.? My first Prosper loan was paid back within 6 months.? Got ahead of my bills & in February I was able to pay the ER vet $1k to keep my parvo-infected puppy alive.

We?re renting & the Parvo destroyed the carpet. ?Parvo will stay in the carpet forever - may?be?how she contracted it.? Of the money I?m borrowing, $1450 pays for carpet the rest is for fees/1st payment. Since we have to replace the carpet anyway, I'd like to be able to use it after paying for it - we have been here since March, 2008 & intend to stay 'til July 2010 if not longer.??

Monthly net income: $ 2552.00 (incl. child support)

Monthly expenses: $ 1210 (not incl. CCs)
Rent: $ 650 (roommate pays $600 of total $1250 owed)
Renters & Car Insurance: $ 75
Power: $ 160
Cable & Internet & Cell: $ 190
Food, entertainment: $ 50 (we get food stamps - $50 possibility of eating out or an occasional movie)
MISC expenses $ 50
CCs & other loans: $ 564
Student Loan: $35??

That leaves about $1342/mo to pay back the loan. Will pay w/ automatic payment & pay?off March 1, 2010?or before.
Wanted a 10 day listing but can't figure out how...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$572.86

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1990	Debt/Income ratio:	17%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$577	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	yoga7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Existing Carpet, Tile Celaining Bus
Purpose of loan: The loan will be use to purchase a Carpet&Tile cleaning Truck Mount for my existing business. (MasterBlend El Diablo Model)
This loan will be used to?

My financial situation: My situation now is good, my wife and I went through four really bad years, we ended up filing bankruptcy, and our attempting to renegotiate our mortgage with BofA. We have no debt except student loans. And have been dischared from bankruptcy for 16 months.
I am a good candidate for this loan because?
I make great money from my full time job as a Deputy Sheriff with more than 21 years on the job, And our Business Extreme Kleen is generating between 2,500 and 4,000 a month in extra income working it part time. Until November of 2008 We never missed a payment and had a 790 credit score. Not blaming anyone but myself for our circumstances, I am a hard worker and just want to get my self back to supporting my family with dignity. Thats why I am willing to work six days a week to do so. I want to repair my credit through making my payments on time, and I hope there is somone out there that understands people make mistakes. Thank You!!!

xpenses: $
??Housing: $ 1,700
??Insurance: $ 150
??Car expenses: $ 196.00
??Utilities: $ 200
??Phone, cable, internet: $ 110
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.45%	Starting monthly payment:	$66.18

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	29%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,026	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jimmyg3434	Borrower's state:	Illinois	Borrower's group:	Top Borrowers Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	540-560 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
2nd Time Borrower
The purpose of this loan would be to get a new transmission for my car.? I am a 31 year old responsible person that needs a loan so I can fix my car.? I have borrowed from Prosper once before and had no trouble paying it back, as I won't this time either.? I take home roughly $700 dollars per week from my job and I also officiate flag football and basketball which nets me about $400-$600 extra per month.? I have held my current job for over 7 years and will continue to have steady income.? I have increased my credit score by 80 points in the past two years and will continue to head towards my goal of a 750 rating.? Feel free to ask me any questions.? Thank you for your time and consideration.? My income and expenses are listed below.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 80
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$313.73

Auction yield range:	11.27% - 18.50%	Estimated loss impact:	10.44%
Lender servicing fee:	1.00%	Estimated return:	8.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2004	Debt/Income ratio:	49%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,987	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yield-zoomer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card/student loan payoffs
Purpose of loan:
I will be using this loan to pay off three credit cards.? I will use the remaining portion of the loan to pay off a student loan that I would like to do away with.? I would like to consolidate my debt because it is easier for me to deal with ONE monthly payment as opposed to having to send in multiple credit card / student loan payments.? I find that I will have an easier time paying off the debt that I have if I have a SINGLE payment monthly.?

I DO HAVE A VEHICLE IN MY NAME THAT IS NOT ACTUALLY MINE.? I SIGNED FOR A LIFE LONG FRIEND OF MINE AT THE START OF THIS YEAR.? HE HAS POOR CREDIT, BUT HE PAYS ME MONTHLY AND I SEND THE MONEY IN TO FORD CREDIT FOR HIM THROUGH MY HARRIS BANK CHECKING ACCOUNT. (MY TRUE DEBT TO INCOME RATIO IS ACTUALLY LOWER THAN STATED!)

My financial situation:
I am a good candidate for this loan because I am still living at home with my parents and do not pay any rent... (trying to save up money before I move out!)? I have a good career at Horseshoe Casino as a Casino Dealer.? I make good money (over $40 K a year.)? I have a good credit history and make it a habit to pay my bills on time.? I have a checking account with Harris Bank, a brokerage account with Etrade Bank, and a savings account with Etrade Bank.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 0 ???? ????
??Insurance: $ 140
??Car expenses: $ 377
??Utilities: $ 0
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1977	Debt/Income ratio:	48%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,338	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bonniewclass	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$2,016.39	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan-All my bills r paid ontime
Purpose of loan:This loan will be used to? pay off my existing prosper loan,?pay off two credit cards that have high interest rates and I also need to do a few repairs around the house.?My two credit cards that I will paying off total $100 a month plus my?exisiting prosper loan of $135 month. Which will save me even more per month. Plus I will have extra to fix my water tank. ?I have already made 16 payments on my prosper loan and I am hoping you see that I am trustworthy person.? I am trying to re-build my credit by obtaining another loan with prosper.??This is why I am asking for alittle?more than before, in hopes of gradually building up my credit with prosper.?I pay all my bills on time but my credit score reflects a bankruptcy a few years back which I am trying to recover from.? The inquiries are recently from when my car was wrecked and I had to get another vehicle, which my insurance paid for.? As you can see, all my bills are paid on time each and every month.?I love doing business with prosper and hope to help others as they have helped me. I would dearly love for the interest rate to be bid down, if possibly.

My financial situation:I am a good candidate for this loan because?I have a steady income and I pay my bills on time each month.?

Monthly net income: $ 2269.52? ($700 monthly left over after bills)

Monthly expenses: $1540.00 (including existing loan with prosper) $135.00

Housing: $ 646
Insurance: $ (car) $60.00??
?Car expenses: $???50
Utilities: $ 200.00?
?Phone, cable, internet: $ 99.00??
Food, entertainment: $ 150.00??
Clothing, household expenses $ 100
??Credit cards and other loans: $??100??
Prosper existing loan $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.94%	Starting borrower rate/APR:	32.94% / 35.36%	Starting monthly payment:	$79.34

Auction yield range:	14.27% - 31.94%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$28,518	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	growingbiz08	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,524.25	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Growing a Small Business
Purpose of loan:
This loan will be used to grow an existing small business (tax & accounting business).? I have been in business for over 7 years now and while business was slow the last year due to the economy, it's starting to pick up again.?

I have a unique niche in that I work with online business owners, including eBay sellers, graphic designers, coaches, virtual assistants, etc.? The online business community is growing very rapidly, and there are very few accountants that have knowledge about online businesses so this market is vastly under-served.?

My goal for this loan is to purchase new tax software for the upcoming tax season, to hire an employee to help out this tax season and to create a marketing plan to really dominate the online business market.? The marketing plan will include a blog dedicated to online business owners, teleseminars and webinars to get my name out there as the expert in online business taxes.?

My financial situation:
This is my second loan through Prosper (both business loans).? I have an excellent repayment history.? I have never missed a payment or even had a late payment.? Being an accountant, my credit history is very important to me, so you can be sure that I will go above and beyond to repay my loans and to keep my credit history in good standing.?

My business is over 7 years old and is growing again (business was very slow through the worst part of the recession, but it is picking up again and I'm very optimistic at this time), so I expect my profits to only increase from here.? Investing in new software and an employee will only allow me to grow my business and profit even faster.? I am very excited about the business growth I have seen and the opportunity to grow it even bigger.?

I have other income in addition to the business income so I expect to pay this loan off much quicker than the 36 month payment schedule.? Thank you for your consideration.? I really appreciate the opportunity to borrow through the Prosper community.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$132.13

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	44%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,875	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lasm1989	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Oct-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Purchase new heater for home
Purpose of loan:
This loan will be used to? pay for a new propane gas heater for me and my mothers?home and the remaining will go towards Capital One credit card balance

My financial situation:
I am a good candidate for this loan because? I am a previous prosper customer who repaid my loan in full and who has not missed or been late on any bills for the last 5 years. I will repay this loan on time and will answer any questions that you may have.

Monthly net income: $ 1623

Monthly expenses: $
??Housing: $ 0
??Insurance: $?76
??Car expenses: $ 225
??Utilities: $ 125
??Phone, cable, internet: $ 175
??Food, entertainment: $?200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 450
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1992	Debt/Income ratio:	77%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,042	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$1-$24,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	0
Screen name:	encouraging-penny	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff outstanding balances!
Purpose of loan:
This loan will be used to pay off all the?outstanding medical bills my family has accrued, along with taxes?I still owe?from last year.??I now have?more money deducted from my paychecks to cover?any taxes that may be owed?at tax time.?Unfortunately, we?have?been hit with some?difficult financial?situations in the past years,?and?have?been hit?with medical situations?that?were minor, but not completely?covered?by?private medical insurance.? My husband?was?a commission sales employee for the same company for the past 14 years?and?started to make less over the last 2 years due to a declining economy, not to mention?the?medical?issues involving?my 10 yr. old daughter,?my husband, and myself all in the same year.?We also have an outstanding?veterinarian bill for our beloved pet of 15 years that?we ended up putting down after?5 days of costly treatment at?the vet clinic.??My husband's commission?sales really took a dive?over a?year ago and we got behind on?several bills?and?now recovering from the decline in sales. His company?has now?restructured the pay?scale?recently?and?he has a?stable monthly salary plus commission.? I am a educator?who has had hours cut from my work day.??We have?developed a?comfortable budget,?now that my husband has a base salary and this loan?would?allow for us to wipe out?ALL our debt (other than our car payments).??

My financial situation:
I am a good candidate for this loan because?
I have created a?comfortable budget based on my?monthly income, along with my husband's?monthly salary?that allows for me to?afford?a reasonable?monthly payment of no more than?$300.??Your loan will allow for me to wipe out?my family's various medical bills,?vet bills,?taxes?still owed?from last year, and?pay off my?one credit card which has a?high interest rate, all in one?comfortable?monthly payment.?? I am very capable of paying off this loan in?reasonable monthly installments at a reasonable fixed rate over the next 3 years.? Thank you?for taking the time?to read this.? ??

Monthly net income: $4,200

Monthly expenses: $3,072
??Housing: $ 850
??Insurance (Vehicle/Home): $140?
??Car expenses: $ 1032
??Utilities: $150
??Phone, cable, Internet: $250
??Food, entertainment: $400
??Clothing, household expenses,?fuel:?$150
??Credit cards and other loans: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$131.75

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	28%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	25y 8m
Amount delinquent:	$0	Revolving credit balance:	$52,289	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	shores	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate credit cards so that I can pay one bill at a lower interest rate and in a shorter period of time.

My financial situation:
I am a good candidate for this loan because? I am honest and hard working.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1989	Debt/Income ratio:	13%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,453	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	3
Screen name:	camaraderi-implementer	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off lein
Purpose of loan:
This loan will be used to pay off lien so i can qualify for? morgage to?refi

My financial situation:
I am a good candidate for this loan because I have steady income and a stable job.

Monthly net income: $
3000.00
Monthly expenses: $
??Housing:?Currrent mortgage 960.00?...I have owned the home since 1995???
??Insurance: $?0
??Car expenses: $ 0
??Utilities: $ 150.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$812.75

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1994	Debt/Income ratio:	12%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	54	Length of status:	5y 8m
Amount delinquent:	$60	Revolving credit balance:	$3,283	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	open-minded-worth9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy Furniture
Purpose of loan:
This loan will be used to buy furniture for my home.

My financial situation:
I am a good candidate for this loan because I take pride in my credit and it is all that we have in today's times. I am also not overloaded in debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.25%	Starting monthly payment:	$158.36

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	66%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$28,894	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	new-loan-innovator	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off a card
Purpose of loan:
This loan will be used to? pay off a credit card that was run up on vacation

My financial situation:
I am a good candidate for this loan because?I pay my bills, that simple.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,258	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-cupcake2	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off all of my credit cards in full. I am very meticulous about making my payments on time and would treat this just like my other bills.?

My financial situation:
I am a good candidate for this loan because besides my credit cards, I only have my car/insurance payments and gas. I am not one to go and spend hundreds of dollars to party or gamble, so I will be sure to have enough money to cover the loan payment. I am going back to school in January and it would be a lot easier to work part-time and make one monthly payment as opposed to 5 or 6 payments, sometimes more.

Monthly net income: $1200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 237 plus 160 for gas
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 20
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 40 for student loans and $200+ credit cards
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$439.87

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1996	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	30	Length of status:	8y 7m
Amount delinquent:	$809	Revolving credit balance:	$23,124	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bonus-xylophone	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$274.05

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1987	Debt/Income ratio:	41%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$98,031	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	gain-saga	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying used motorcycle
Purpose of loan:
This loan will be used to purchase a used motorcycle.

My financial situation:
I am a good candidate for this loan because I am a responsible creditor with no late payments or defaults on my credit record.?I have an excellent job with a major pharmaceutical company and have been there over 5 years.? My yearly increase and bonuses are substantial.

Monthly net income: $ 9800.00

Monthly expenses: $
??Housing: $ 2250
??Insurance: $ 130
??Car expenses: $ 200
??Utilities: $ 400
??Phone, cable, internet: $ 190
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 3200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.77%	Starting borrower rate/APR:	24.77% / 27.07%	Starting monthly payment:	$253.69

Auction yield range:	8.27% - 23.77%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1992	Debt/Income ratio:	22%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,550	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	goodhearted-loan1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all high interest cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1974	Debt/Income ratio:	>1000%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Retired
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 9m
Amount delinquent:	$1,616	Revolving credit balance:	$34,190	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-graceful-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING HIGH INTEREST CREDIT CARD
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?There maybe times i did get behind on some of my payments, but always took care of them. I have a card I just can't seem to get paid off, and I would love to just due away with that payment and work on another with high interest. Thank you

Monthly net income: $
1200 - 1500 with my partime job as a caregiver. I live with my husband and he handles? most of the expense of our home.?
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$300.09

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1991	Debt/Income ratio:	31%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,684	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jldus	Borrower's state:	Oklahoma	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	28 ( 100% )	760-780 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-780 (May-2008) 740-760 (Jun-2007) 760-780 (Feb-2007) 800-820 (Oct-2006)
Principal balance:	$2,712.37	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

paying off high interest rate credit cards. discover i owe $5,300 and citi card i owe $3700

My financial situation:
I am a good candidate for this loan because?
my credit is excellent i'm never late on any payments and this woulld be my 3rd prosper loan all have been paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$381.32

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1988	Debt/Income ratio:	36%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$79,750	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	newest-graceful-currency	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Decrease interest payments
Purpose of loan:
To decrease the amount of interest payments on credit card accounts and pay off outstanding debt sooner

My financial situation:
Both my wife and myself are scientists by training. Therefore we spent many years in school and internships, fellowships, etc., with very low stipends. We began earning?higher incomes in the last 7 - 10 years, but?have not been able to save due to our high debt load. ?We have 5 children, and incurred a large amount of high interest consumer debt during the time when we were both in training. We have paid all our bills on time, but we are trapped in the situation where very high interest rates on this debt prevent us from getting out from under it, and continue to charge some basic necessities and emergency expenses on the same credit cards, bringing the principals and payments back up.
Although most of the debt is in both of our names, we keep our accounts well separated. I have just started to methodically apply the "Snowball method" for paying off my debt. However, it is evident when you look at the monthly payments, that the amount of excess payments is limited by the high minimums I am paying. I would like to pay off my highest interest accounts and replace them with the lower interest loan for which I am applying here. If I receive this loan, I will continue to make the same total amount of payments, therefore contributing more toward the principals of the other accounts. As soon as those with lower balances get paid off, that monthly payment will go to the next highest interest rate and so on, which will result in paying the high interest debt in approximately?3 years, when this loan is paid off.

Monthly net income: $ 5,600

Monthly expenses: $ 5400
??Housing: $ 1750
??Insurance: $ 368
??Car expenses: $ 485
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 50
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1800
??Other expenses: $ 500????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$263.98

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2001	Debt/Income ratio:	28%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$29,021	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Hollywood24	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 680-700 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Consolidate High Rate loans
Purpose of loan:
This loan will be used to?consolidat high rate loans

My financial situation:
I am a good candidate for this loan because?I have AA Credit history and always make my payments and have never skipped a beat let me put it this way if I make all my payments now fine. I'm sure?I will able to pay if they are lower...My Credit score is low because I have?a lot of credit and use it I own?4 rental properties which are all rented and have been for the past?6 years. I have over 150k equity in my homes even after the drop in the market but I can't refi because of my score.?(what happen to my score?) My 5.9% fix for life $22,000 high credit limit?card dropped down to $12,000 once I made a few?large charges needed to fix one of my rental properties AC and?wiring after being hit by lighting.?I was going to refi once I finished to pay off the card?but since the card company drop my limit before I could refi it makes me max out on that card lowering my score?and now I'm?unable to get the good rate loan needed?to refi. I plan on paying?two of my high rate cards?off totaling $6000?( that I only opend because my 5.9% card said if I used the card again before I pay it off they would raise the rate to the default even though I pay on time every month) so I will be using the other $1900 to pay down this card so?my credit will level out and go back up.?I?am willing to pay a higher interest than?I have with?my card because?my score being low?hurts me much more than the interest you will be making off me and?if this is the price I have to pay to get my good score back so I can refi?then its worth it to me in the long run. The last prosper loan I received was at a much higher rate than I wanted so I paid it of early. I need this loan now so I can pay off these cards and take advantage of the great rates?thats why I don't mind paying?the higher interest than I would if I kept the balances on the cards. Once I refi I will be saving as much a month as this loan will cost me so consider this an?win win for both of us.?Feel free to ask me any questions.? And thanks for your consideration.

Monthly net income: $7763

Monthly expenses: $?
??Housing: $?2675??
? Insurance: $?70??????
??Car expenses: $?434
??Utilities: $ 175????????
??Phone, cable, internet: $?350
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $?900 (student laons)
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	18%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,357	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	enthusiastic-return1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards!!
Purpose of loan:
This loan will be used to pay off credit card debt that I accrued during the purchase of?my new home last year.? ?

My financial situation:
I am a good candidate for this loan because I?am?a responsible individual that always pays?back my debt.? I have a stable job and understand what having good?credit means.? I just want to be able to?pay off all of my debt and be free of the burden of credit cards for good.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2003	Debt/Income ratio:	43%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,091	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fund-balance988	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$680.73	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my outstanding balance that i carry on my credit cards. I used my credit cards to pay my school tuition and fees. We are all aware of the sudden surge in school tuitions and fees because of the cut back on the education budget at all levels.
My financial situation:
I am a good candidate for this loan because of my record speaks for itself on the first loan i carried with prosper. Because of the interest rate?that will be fixed, i will be able to make my monthly payments on time without worrying?about a?surging interest rate and numerous fees.?
Monthly net income: $1180

Monthly expenses: $
??Housing: $ 300 (I have a roomate)
??Insurance: $ 75
??Car expenses: $ 14 (oil change)
??Utilities: $ 95
??Phone, cable, internet: $ 55
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $?8500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2003	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,287	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dahlman84	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$2,777.16	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying off 3 loans
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i am responsible and work hard, i would rather have one payment than having three.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 160
??Utilities: $ 0
??Phone, cable, internet: $?0
??Food, entertainment: $?0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 70
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$95.64

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1981	Debt/Income ratio:	36%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$133,373	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	momgwen	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$1,116.05	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying for my son's college tuition
Purpose of loan:
This loan will be used to assist my son with this college tuition and expenses.? I have paid this semester's tuition with my credit card and would like to lower the current interest rate I am paying.? He will be transferring to graduate school in January.
My financial situation:
I am a good candidate for this loan because I have an excellent work history and have always paid?my bills.? My combined income with my husband is well over $200K.? The majority of the revolving debt was due to a medical issue we had with our younger son that was not covered by our insurance.? We currently have a 7 year unsecured loan from the bank for this expense at 10%.? We have six more years remaining on the loan.? We have no other children left to educate.? I have never missed a payment and am?getting these debts paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$182.93

Auction yield range:	11.27% - 31.00%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1998	Debt/Income ratio:	37%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,811	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-monster	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RELIST-PLEASE CONSIDER
Purpose of loan:
I originally wanted to tackle multiple projects at 1 time.? Though I have seen other listings that were fully funded & about the same score & rating as myself, I felt a relist with a lower loan amount might be more appealing to some lenders.? The carpet in my house was not terrible when I bought it, but had seen better days.? Up until last month, I had a tenant that had a dog, so getting new carpet at the time was not an option.? I?d like to redo the carpet in the house.? I?d also like to remove the carpet that is currently in the master bathroom & place tiling in it instead.

My financial situation:
I am a good candidate for this loan because I am in the military and will have a steady income for a minimum of the next 4 years.? I have been in the Marines for 11 years.??I own a home in North Carolina that I rent to co-workers, so I don?t spend too much on that, but I do contribute to those household bills.? I also own a hybrid car, so though gas prices have raised, I have saved some money there as well.

On more than 1 occasion last year, my bank accounts were frozen due to an error in the NYS Child Support system.? This error resulted in a payment for my mortgage being returned for insufficient funds.? The payment is on an automatic schedule from my bank & had already been submitted prior to the time the bank account was frozen.? I am also the cosigner on a vehicle loan for my daughter's mother.??She has?made all the payments, but has been late on a few.? Other than that, I have been consistent on paying my bills on time.?? As a result of these 2 incidents, my credit score has gone done a little bit.? Last year prior to these incidents, my credit score was a 713.? It has slowly but surely risen back up & currently at 665.? I am hoping that securing this loan will be a step towards fixing both my home & credit score.

Monthly net income: $ 3928
Rental: $1000
Military Pay and Allowances: $2928

Monthly expenses: $?2677
Housing: $852?
Car expenses: $ 675 (Car payment + $80 Gas)??
Utilities: $200?
Phone, cable, internet: $200????
Food, entertainment: $250??
Credit cards and other loans: $ 500??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2005	Debt/Income ratio:	31%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,900	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	loyalty-champion	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen Remodel
Purpose of loan:
This loan will be used to remodel a kitchen.? I bought this house a few years ago from a bank owned condition.? I have sunk alot of my own money out of pocket into it and have done just about all the work myself. The kitchen is the last piece of the puzzle, I have torn all the plaster walls out and they are redone with insulation and drywall.? My last bit of work that needs done I just can't do myself from a skill or financial standpoint because of the immediacy of the project.? All that is left is floors and cabinets/counter.? Then I am done.?

My financial situation:
I am a good candidate for this loan because I have been great at paying back all major loans, such as house, cars, personal loans, student loans.? I always pay more than required and always look to pay off sooner than required.? I am in a decent place financially now.? When I was younger and in the military I didn't practice good financial responsibility, but for the last 5 years or so I have been determined in my responsibility to make the right decisions and not put myself in any position that would compromise my future.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 635
??Insurance: $ 92.00
??Car expenses: $ 650.00
??Utilities: $ 240.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-2007	Debt/Income ratio:	39%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,050	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blueplanet07	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	600-620 (May-2008)
Principal balance:	$3,342.54	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
incresing the value of my home
Purpose of loan:
This loan will be used to? increase the value of my home by getting all new kitchen and bathrooms. carpet and a deck.

My financial situation:
I am a good candidate for this loan because? i always pay my debt back. i have had a loan through prosper for almost two years now and never been late of missed a payment.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 95
??Car expenses: $ 20
??Utilities: $ 100
??Phone, cable, internet: $?30
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 185
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.50%	Starting monthly payment:	$60.40

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1997	Debt/Income ratio:	53%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	71	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$28,890	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	New_Start	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007) 580-600 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Expand Business / Refinance
I have just started my own computer repair business, but need some assistance?with the purchase of?remote?support software.? In addition to onsite repair, I offer my customers remote services, which allow me to remove spy ware, viruses, and keep the computer running like new all remotely. My customers love this feature, which reduces down time. So far most of my business is driven by online sales. I have been using several trial versions of different remote softwares, but need to get something permanent. I have decided to purchase remote software from www.bomgar.com. I have done my research and have determined that this software package will be great for my business. The software and equipment will cost $2785. I am only requesting $1600 because I have already have $1200 set aside for the purchase of the software. If you?re interesting to see where the loan proceeds will go to, you can check out my business site at www.klmcomputerservices.com. It?s still a work in progress, but it?s coming along quite well in my opinion. I work on it during my spare time and in between working on computers. ? I have just finished earned my degree in Computer Information Systems and working on second degree in Information Management.?Computers are my life, and I think this will be a great start for me and also help to improve my business and also my credit score. My credit is not bad at all, I just have to much according banks. I pay my bills on time. This is my second loan request with prosper; the previous was paid off without any late payments. ? I promise to make my regular schedule payments and additional payments as business progress. Thank you for taking the time to look at my request and assisting me with my new business venture.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	6.27% - 24.00%	Estimated loss impact:	5.43%
Lender servicing fee:	1.00%	Estimated return:	18.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,048	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-punctual-auction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Utility Footwear Business
NOTE: THANK YOU SO MUCH FOR PREVIOUSLY FUNDING 100%? Very sorry had to re-post listing!! I'm President and owner of The Flip Slip Shoe Co. Website for info/pics:? Flip-Slip.blogspot.com . For the past few months I have been working on starting a new business for a foldable, self-containable Mary Jane shoe that I invented called The Flip Slip. It is a Patent Pending shoe that fits in a pocket and converts into a hard-soled walking shoe for the relief of high-heels. I'm very excited about the potential of this business and think it's a much needed and long overdue product!

I have a business plan that I have been working on and my goal is to be in business in two to three months. I hired a footwear designer that will take my prototype and turn it into a market-ready sample. The footwear designer is also well connected with footwear manufactures in Asia and America and we will be looking at the potential for Made in the USA!

Moving forward, there are a lot of resources I will need in order to get this business started. At the moment, I need a small business loan to help get a great business off the ground, and at the same time, I am offering a great interest rate as an incentive to investment in my business. Please contact me anytime if you have any questions or are interested. Thanks and God Bless!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$307.97

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1999	Debt/Income ratio:	42%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,464	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jaybae16	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards, remodel bath
Purpose of loan:
Want to pay off some low limit cards and cut them up and roll them all into one payment. Our bathroom is in real bad need of a remodel. The shower pipes leak and we have pink tile and a pink bathtub. It has to go. Very outdated.

My financial situation:
I am a good candidate for this loan because I have a stable job and a fixed income. Have not been late on a payment for more than 4 years. My wife is the same and is in the medical field. Have a long work history with no gaps in employment with long tenures.

About Me - I am currently a private pilot with and instrument rating and keep current. Very handy around house and can do most repair and projects my self. Have lived in Florida for 3 years and own a home with a wife and a 2 year old.

Monthly net income: $ 2550

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 60
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 55
??Food, entertainment: $ 130
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2003	Debt/Income ratio:	7%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	6	Length of status:	4y 9m
Amount delinquent:	$3,360	Revolving credit balance:	$665	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sns0607	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 7% )	620-640 (Aug-2009) 580-600 (Jun-2008)
Principal balance:	$710.18	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying Bills
Purpose of loan:
This loan will be used to take care of expenses and the remainder of my credit card debt.

My financial situation:
I am a good candidate for this loan because I have learned alot about the importance of good credit.? I make every payment ON TIME.? The mistakes I've made in my teenage years?WILL NOT?be an issue.

Monthly net income: $1910

Monthly expenses: $700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1990	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	0y 4m
Amount delinquent:	$16	Revolving credit balance:	$7,163	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	admirable-principal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Temporary cash for components buy
Purpose of loan:
This loan will be used to pay for the balance of component purchases to complete the first production of our LED-based light bulbs.? I have stocks and mutual fund investment that lost value from 90K to 45K due to my ignorant wife's purchase of stocks and mutual funds she just buys and holds without my knowledge.? Selling them now would result in 45K capital loss without any offsetting capital gain or revenue to write off in taxes.? But in 2010 the situation will be different, in addition to stock market recovery.? Thus I only need a loan for 3 months, that is guaranteed repayment via sales of stocks or business profit from my highly promising startup.

My financial situation:
I am a good candidate for this loan because I have a lot of semi-liquid assets that can become liquid in 2010, plus I run a green high tech startup that will become profitable in 2009 after our first production which needs short term cash due to delays in a key vendor's shipment, which results in more cash outlay than planned, due to inventory of components waiting for assembly.? I have over one million of net worth, plus 3 million dollars of judgment I'm trying to collect.? I'm a prolific inventor with 7 patents and a dozen pending patents for my latest venture.? The previous company I founded is still an on-going concern, for which my designs won many awards.? I was first prize winner of Clean Tech Open competition.? My current startup saves people up to 90% their energy cost for lighting.? Many people and companies have expressed interest in using our light bulbs which will replace most fluorescent tubes and incandescent bulbs.? This is not a typical loan but a short term need for paying component purchases that will be repaid once the production units are shipped to our customers.? Lenders can purchase our light bulbs - the best on the market - at a discount thus will make 100% ROI on a simple investment presented as a loan.

Monthly net income: $1900 from a rental.? I run a startup that has its first production, thus get no salary

Monthly expenses: $ 2000
??Housing: $ 1300
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300, paid from our cash reserve of about $10,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.66%	Starting monthly payment:	$56.63

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	81%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,441	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	commerce-songbird	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards
Purpose of loan:
This loan will be used to? pay some bills and have a little to build a savings on
My financial situation:
I am a good candidate for this loan because? I have steady income and I make my payments on time.

Monthly net income: $ 2,200.00

Monthly expenses: $
??Housing: $ no mortgage payment
??Insurance: $ 88.00 monthly
??Car expenses: $ 346.73
??Utilities: $ paid by other
??Phone, cable, internet: $?paid by other
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500.00
??Other expenses: $ 50.00 for gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1995	Debt/Income ratio:	31%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$979	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Supersup	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 89% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	2 ( 11% )	640-660 (Feb-2008) 640-660 (Jan-2008)
Principal balance:	$1,356.09	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Vacation with family
Purpose of loan:
This loan will be used to take a small vacation at Thanksgiving with 5 days off to visit family and for Christmas.?

My financial situation:
I am a good candidate for this loan because my job is?secure.?

Monthly net income: $ 4600.00

Monthly expenses: $
??Housing: $ 825.00
??Insurance: $ 225.00
??Car expenses: $ 610.65
??Utilities: $ None
??Phone, cable, internet: $?100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 518.00
??Other expenses: $ 225.00?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	8.27% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,005	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-income-mate	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing & Event reserve payments
Purpose of loan:
This loan will be used to market and advertise a competition tour like no other. The tour will stop at 12 locations across the Midwest and Southern part on the US. The loan will also be used for down payments to reserve event dates with businesses at each location. I have chose locations with already successful community events to form a partnership.?

My financial situation:
I am a good candidate for this loan because I am dedicated to succeed.? Although I was recently laid-off from my $80000 yr job as an union journeyman electrician, I choose to take an unfortunate situation in my life and pursue a business idea that I now have time for. I have a strong belief that the success of this business will allow me to support myself and through it's growth, up to 4 others.? I choose NOT to be an unemployed statistic. Please consider my application.? I would welcome the opportunity to discuss my business and myself with you on a personal level.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$315.89

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1985	Debt/Income ratio:	32%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	13y 4m
Amount delinquent:	$119	Revolving credit balance:	$9,033	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	24%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	steady-hope	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because? I am making minimum monthly payments now but am getting nowhere because of the interest rates.. I have been living at the same address for 16 years and at the same job for 13 years. I try to be a responsible person but have gotten caught up in a bind and can't seem to get out of it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2003	Debt/Income ratio:	25%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	9y 0m
Amount delinquent:	$80	Revolving credit balance:	$7,885	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Ecapspace	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$1,018.71	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Progressing toward debt free
Purpose of loan:
This loan will be used to continue progressing towards getting myself debt free in 3 ? years.? Specifically, I will be using this prosper loan to payoff my previous Prosper loan and also payoff my Chase credit card account.? The Chase account was the next highest interest rate account after the two cards that I have paid off (Capital One and FIA cards paid off) and I had planned on just focusing on this account and paying if off like the previous two.? That changed now that Chase decided to play ?lets jack up his rate to 24%?.? So I have decided to come to Prosper again to pay down this card and lock in at a lower rate.?

My financial situation:
I have a proven track record with Prosper and this loan, like my current loan and all my bills, will be setup for automatic payment.? I am progressing in getting my Credit Card balances paid down from their high balance near $18,000 down to almost $14,000 in the past 16 months.? Until Chase decided to jack up my rates all of my cards had interest rates under 18% and most are under 14%.?? I have mapped out a plan that will have myself debt free with exception of my mortgage in 3 ? years.? This loan will help me progress towards that goal by locking in this debt at a fixed rate and reducing my monthly interest expense.

Monthly net income: $4,112

Monthly expenses: $
??Housing: $ 1404
??Insurance: $ 75
??Car expenses: $477 loan and $150 operating?cost?
??Utilities: $ 150
??Phone, cable, internet: $ 175
??Food, entertainment: $ 300
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 500
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$878.93

Auction yield range:	8.27% - 15.00%	Estimated loss impact:	8.84%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2005	Debt/Income ratio:	16%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,678	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	the-funds-concerto	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off house
Purpose of loan:
We have relocated to Houston to start new jobs and are selling our home in Atlanta, GA. We are taking a loss on our home and need to take a loan to make up the difference between the balance on the loan and the selling price. We believe that it is our debt and do not expect the government or banks to bail us out, we would rather take out a loan to pay back the difference and preserve our credit scores.

My financial situation:
My wife and I both have stable, well paying jobs and once the house is sold we will easily be able to pay off the $25000 in 12 months as we will no longer have a monthly mortgage payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$924.29

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$933	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	skillful-capital6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used?to help?build a licensed?kicthen to make vegan foods.

My financial situation:
I am a good candidate for this loan because I want to develop a good relationship with prosper lenders.
I am a good candidate because I have over $27,000 dollars in my bank account.
I am a good candidate because I am a very good home maker who wants to better herself.
I promise future lender to show appreciation and respect for hers/his investment on me by respecting the terms of our engament no matter what. Be paying on time, always.
I promise not to do anything illegal or frivolous with the funds.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1982	Debt/Income ratio:	28%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	13y 4m
Amount delinquent:	$3,715	Revolving credit balance:	$10,389	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	8
Screen name:	gman5150	Borrower's state:	California	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,601.00	< mo. late:	0 ( 0% )	600-620 (Aug-2009) 600-620 (May-2009) 600-620 (Nov-2007) 560-580 (Jul-2007)
Principal balance:	$1,132.10	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Settle Credit Card Account.. HELP!
Purpose of loan:
I'm trying to get some money to try and settle an outstanding debt for a previous credit card I had when I was married.?? I thought the debt was already taken care of, but just found out while applying for a loan that its on my credit report.?? I called the credit card and they are willing to settle the account, but need the money up front.

Monthly net income: $ 4,535
Monthly expenses: $???
Housing: $?300??
Insurance: $ 143????
Utilities: $ 105??
Phone, cable, internet: $ 100???
Food, entertainment: $ 200??
Clothing, household expenses $ 75??
Credit cards and other loans: $ 250??
Child Support: $?500?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.40%	Starting borrower rate/APR:	12.40% / 14.54%	Starting monthly payment:	$283.95

Auction yield range:	11.27% - 11.40%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	36%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,172	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fields8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down bills
Purpose of loan:
This loan will be used to pay down several bills at once
My financial situation:
I am a good candidate for this loan because my credit rating shows?that I pay my?debts as agreed?

Monthly net income: $ 3,100

Monthly expenses: $
??Housing:?n/a- live with parents
??Insurance: $ 175
??Car expenses: $ 580
??Utilities: $ 74
??Phone, cable, internet: $ 68
??Food, entertainment: $ 200
??Clothing, household expenses $ 180
??Credit cards and other loans: $ 300
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.06%	Starting borrower rate/APR:	17.06% / 19.26%	Starting monthly payment:	$428.19

Auction yield range:	6.27% - 16.06%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1994	Debt/Income ratio:	37%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	19y 1m
Amount delinquent:	$0	Revolving credit balance:	$84,206	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	scholarly-treasure2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to help me with my debt reduction efforts.???? Some of the banks have started to raise the interest rate, at times riduculously.
I have an eight year plan to get out of debt.

My financial situation:
I am a good candidate for this loan because I am a stable employee.? I have worked for the same company for 19 years.? I have lived in the metroplex area for over 30 years.?? Currently, I have a daughter in college.? I also have a rare collectible for sale at a dealer.? Furthermore, my intention is to downsize my home, which I have some equity in, by selling within 2 years.?? I have never defaulted on any debts.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	30%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,055	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rjvi45	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 5% )	700-720 (Aug-2009) 640-660 (Nov-2007)
Principal balance:	$2,357.94	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?PAY OFF MY FIRST LOAN WITH PROSPER/?CONSOLIDATING MY CREDIT CARD DEBT TO ONE PAYMENT.?

My financial situation:
I am a good candidate for this loan because? I HAVE A SECURE JOB, AND I AM NEVER LATE ON MY BILLS. THE ONLY LATE PAYMENT SHOWING WAS WITH PROSPER AND THAT WAS DUE TO A BANK ERROR, THE PAYMENT CAME OUT THE NEXT DAY. I AM A CREDIT NUT I CAME OUT OF BANKO 5 YEARS AGO AND MY CREDIT IS NOW 720? SO I HAVE WORKED VERY HARD TO GET MY CREDIT BACK, I CAN ASSURE YOU YOUR LOAN IS SAVE.
DO TO A DIVORCE I HAD TO FILE CHPT 7. AND CAN ASSURE YOU I WILL NEVER GET IN THAT SITUATION AGAIN. I DONT KNOW WHY PROSPER IS SCORING ME SO LOW, UNLESS IT IS BECAUSE OF ONE WEEK LATE PAYMENT/ OR MY BANKO YEARS AGO. BUT I HATE GOING TO BANKS, AND I LOVE THE CONVIENCE OF THIS WEBSITE. THE REST IS UP TO YOU!!!!!!!!!!!!!!!!!!!? THANK YOU FOR YOUR HELP.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1992	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	5y 6m
Amount delinquent:	$1,680	Revolving credit balance:	$1,203	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bsargent49	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 97% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 3% )	640-660 (Dec-2007) 640-660 (Nov-2007) 620-640 (Dec-2006)
Principal balance:	$311.56	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
DEBT CONSOLIDATION: REBUILDING
THANKS FOR LOOKING!? I AM REQUESTING THIS LOAN TO PAY OFF A FEW HIGH INTEREST CREDIT CARDS AND THE 1 DELINQUENCY SHOWN ON MY PROFILE. THE DELINQUENCY IS FROM SEVERAL YEARS AGO AND WE ARE TRYING TO COME TO A REASONABLE SETTLEMENT AMOUNT, WITH NO LUCK I AM JUST LOOKING TO PAY IT OFF AND MOVE ON. MY PROFILE SHOWS 1 LATE PAYMENT ON THE CURRENT PROSPER LOAN THAT I HAVE. THIS PAYMENT WAS RETURNED, DUE TO A BANK ERROR. I CAN PROVIDE DOCUMENTATION FROM MY BANK THAT STATES THIS WAS DONE IN ERROR. MY CURRENT JOB PAYS FOR MY VEHICLE PAYMENT AND INSURANCE, SO IT SHOWS ON THE DTI BUT I DO NOT ACTUALLY PAY FOR IT.? THIS AMOUNT IS PAID BY MY EMPLOYER ON MY MONTHLY EXPENSE REPORT SO IT IS NOT ACTUALLY SHOWN AS PART OF MY INCOME. I WILL ALSO BE PAYING OFF MY CURRENT PROSPER LOAN. ?I AM MORE THAN CAPABLE OF MAKING THE PAYMENTS ON THIS LOAN AS THE INTEREST RATES ARE FAR LESS THAN THE CURRENT APR'S ON MY CREDIT CARDS.??

HERE IS A BREAKDOWN:

TAKE HOME WAGES-$3095.00

BILLS-
GAS & ELECTRIC= $100.00
MORTGAGE = $1100.00
PHONE = $45
DIRECTTV?= $70CREDIT CARDS=$100.00
PROSPER = $106.00
CELL PHONE = $100.00
TOTAL BILLS = $1626.00

AS YOU CAN SEE I HAVE MORE THAN ENOUGH LEFT TO MAKE THE PAYMENT ON THIS LOAN;? I WILL BE PAYING OFF ALL OF YOU FINE LENDERS ON?MY CURRENT PROSPER LOAN WHICH HAS A PAYOFF OF $320.00.?ON A FINAL NOTE, MY PROFILE SHOWS 1 CURRENT DELINQUENCY, HOWEVER IT IS FROM MANY YEARS AGO AND I HAVE BEEN FIGHTING WITH THE CARD COMPANY FOR YEARS ON A SETTLEMENT OFFER.? ALL OF MY BILLS ARE CURRENT AND PAID ON TIME EVERY MONTH.? MY PROFILE SHOWS 1 LATE PAYMENT ON THE CURRENT PROSPER LOAN THAT I HAVE. THIS PAYMENT WAS RETURNED, DUE TO A BANK ERROR. I CAN PROVIDE DOCUMENTATION FROM MY BANK THAT STATES THIS WAS DONE IN ERROR.

PLEASE HELP ME CUT UP THESE HIGH INTEREST CREDIT CARDS AND THROW THEM AWAY, AND HELP PAY THE FINE LENDERS ON PROSPER TO MAKE THERE MONEY ALOT FASTER, I AM SURE YOU WILL MAKE YOURS FASTER AS WELL.

THANKS IN ADVANCE FOR YOUR CONSIDERATION!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$251.43

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	26.63%
Lender servicing fee:	1.00%	Estimated return:	1.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1996	Debt/Income ratio:	44%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,975	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hard-working-investment	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?pay on bill and catch up on bills

My financial situation:
I am a good candidate for this loan because?I am a?humble, honest and hard working young woman?and I need a little at this time

Monthly net income: $ 1608.34

Monthly expenses: $1159.00
??Housing: $ 650.00
??Insurance: $
??Car expenses: $ 340.00
??Utilities: $ 45.00
??Phone, cable, internet: $ 29.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $45.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.10%	Starting borrower rate/APR:	29.10% / 31.46%	Starting monthly payment:	$209.80

Auction yield range:	14.27% - 28.10%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$81,145	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	exchange-uprising	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used to? supplement working capital of a small business & help with cash flow during the slower seasonal months of Dec & January.

My financial situation:
I am a good candidate for this loan because? I have a great payment history & I've been a successful business owner for 7 years

Monthly net income: $ 4,060.00

Monthly expenses: $ 2,620.00
??Housing: $ 1,500.00
??Insurance: $
??Car expenses: $ 400.00
??Utilities: $
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$484.01

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1984	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	19 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	20y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,706	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	valiant-value	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loan
This loan will be used to pay off a higher interest loan I received in December of 08 to help me purchase my home

My home is 100 percent paid for (no mortgage) with the exception of the $15000.00 I still owe on a personal loan.

I am a sure thing as far as recovering you money. I am very frugal. I never spend more than I have and long ago learned the difference between need and want. I use my credit cards for almost 100% of my purchases each month and pay them off in full each month. I consider their use as no-interest mini loans and all my credit cards end up paying me for using them with cash back bonuses and gift cards.

I own my own business and while the economy is fluctuating have learned to expand the services we provide. I still provide legal assistant and secretarial services but more and more I am providing Senior Assistance. Senior Assistance covers everything from minor home health, car service, light housekeeping, light cooking...

I am actively involved with AIDS Awareness and just ran in a mini-marathon for the cause. I lost two brothers to AIDS, one in the 80's and one in the early 90's. We, as a nation, have come far in our knowledge (it's unbelievable to think back to how patients were treated in the 80's - even the doctors were scared and very ignorant on the data regarding the disease), but have leaps and bounds to go.

I spent most of my life in Northern California (Davis/Woodland) but have been living back (grew up - or at least taller here) in Illinois. I miss California but family obligations will keep me here for a least a few more winters.

Thank you for your consideration of funding and your time in reading this post.

I will be happy to answer any and all questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.90%	Starting borrower rate/APR:	7.90% / 8.24%	Starting monthly payment:	$78.23

Auction yield range:	3.27% - 6.90%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,373	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yan201	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Try out borrowing side
Purpose of loan:
I do not need the loan , just want to test out the borrowing side of the prosper. Will use the fund to reinvest back to Prosper.

My financial situation:

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$580.61

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1989	Debt/Income ratio:	17%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	8y 4m
Amount delinquent:	$6,693	Revolving credit balance:	$14,346	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	bonus-secret-agent	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my 401K Loan
Purpose of loan:
This loan will be used to? pay off my existing 401K loan.

My financial situation:
Lender?is guaranteed to get their money within 45 days. My 401K will not allow refinancing... Therefore, I intend to payoff my 401K Loan with the borrowed funds from here, and then take out another loan for the increased amount I need to consolidate my debt and repay this loan.

Monthly net income: $4500

Monthly expenses: $ $4000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	21%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,365	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dime-utopia	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Downpayment for Co-Op
Purpose of loan: Coop Downpayment.

I am a very strong candidate for this loan despite some bad past decisions.?Yes, I?ve had a bankruptcy,?Today I can honestly say that?I am Responsible. Reliable. Frugal.?(My friends call me the Coupon Queen.)?I am nothing if not reformed and have paid every bill on time ever since, and will continue to do so in the future and as noted above in my credit profile I make 38k a year(with more raises coming).? My husband is unemployed (a casualty of the times). I have had the same job for over a decade, 13 years to be exact. I love my job as a surgical assistant not only because it is what has paid the rent and bills but also because it is fulfilling helping people every day. Not everyone can say that about their job, so in that I am blessed.?This loan will accomplish the following:??
~ It will give my family a better quality of life. (More sleeping and living space).??
~ It will LOWER my monthly expenses EVEN with the loan.
Current Rent is $1000 plus about $489 a month in utility bills. The coop I am interested in will only amount to $700 per month AND incredibly that ALSO includes ALL UTILITIES! (This is a govt. subsidized Co-op and I have been on the waiting list for over 7 years to get in it would be ironic to get that call that my name is finally at the top of the list only to have to pass because I can?t get a down payment!) TO do the quick math here?that means with this loan depending on the rate I may end up paying about $1,000 TOTAL per month or LESS!)?Finally, what makes this even sweeter, is that this loan is actually money I am putting down which will come BACK to me when I move...so I would basically be paying a really low rent and saving the rest of the money for later on. To reiterate - this loan will help us save money and make our lives more affordable in the day to day scenario PLUS it is money that will be waiting in the wings as a little savings nest for the future when we are ready to purchase our first little home.??

On behalf of my family, we promise each and every investor we will pay every single penny of this loan back without fail and on time. If you have any questions please contact me!?????????????

Monthly net income: $2300 plus $1600 unemployment (husband)

Monthly expenses:?
??Housing: $ 1000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 489
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
??Clothing, household expenses $ 50

Monthly net income: $2300 plus $1600 unemployment (husband)

Monthly expenses:?
??Housing: $ 1000
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 489
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,450.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.03%	Starting borrower rate/APR:	32.03% / 34.81%	Starting monthly payment:	$63.18

Auction yield range:	11.27% - 31.03%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2006	Debt/Income ratio:	41%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mtw1900	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008)
Principal balance:	$929.35	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying for College and expenses
Purpose of loan:
This loan will be used to help pay for the rest of my college tuition.
My financial situation:
I am a good candidate for this loan because?I really need this loan to finish paying off my college expenses for this semester. I will not have any problems paying back the loan amount on time. I will be using?this loan to pay off the rest of tuition and to consolidate a few other college related payments that I have into one lump payment. I have?borrowed from Prosper before, and I have never had a late payment.?All help will be greatly appreciated.

Monthly net income: $1000

Monthly expenses: $615
??Housing: $
??Insurance: $75
??Car expenses: $240
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1993	Debt/Income ratio:	40%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Retired
Now delinquent:	1	Total credit lines:	20	Length of status:	7y 11m
Amount delinquent:	$510	Revolving credit balance:	$9,837	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	marketplace-zenith	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping family members
Purpose of loan:
This loan will be used to? help my daughter and son in law with housing and new baby

My financial situation:
I am a good candidate for this loan because? my family means everything to me.

Monthly net income: $ 2,560.00

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 70.00
??Car expenses: $?0
??Utilities: $ 125.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 17.64%	Starting monthly payment:	$34.17

Auction yield range:	4.27% - 12.99%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,100	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	unafraid-bid	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Hi, I'm a good student who just needs a tiny bit of financial padding right now. My credit is EXCELLENT. The loan will be re-paid with no troubles at all. I have income, just not from a real job :) I've never missed a payment on any credit line, and realize how important financial responsibility is. Thanks for your help
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$165.56

Auction yield range:	11.27% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1975	Debt/Income ratio:	34%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,253	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	value-snowdome	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Score 760 Needs Help
Purpose of loan:a
This loan will be used to pay off two of my last three high interest, revolving credit cards.?

I originally owed over $21,000 on three cards just three years ago.? I have paid these cards down to $7,000.? I would like to have a three year, non-revolving loan to pay off two of these cards.? The cards are:? Bank of America, Target, and Union Plus.? I will use this loan?to pay off my Target and Union Plus cards.?

My minimum monthly payment for these?two cards is presently $125.00 a week.? As you can see, I can easily apply this amount toward a Prosper loan and pay off?these cards.

My financial situation:
I am a good candidate for this loan because I have a secure job as a health care professional at a hospital.? I have been employed by the same employer for twenty-one years.? I have never filed for bankruptcy.? I have never defaulted on a loan.? I am a home owner.

The two delinquencies listed above happened when my husband had surgery.? I was late one time making our car payment and I was late one time making our house payment.

I have other revolving credit cards.? Most are ones I seldom use and quickly pay off like Kohls and J C Penny.

I have one other revolving card with a balance.? This is a card I use for home improvement.

Note:There was a time when a credit score of 740 to 760 was great!? I had 34% of my loan funded last attempt.? I could use some Prosper help!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.79%	Starting monthly payment:	$49.41

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1997	Debt/Income ratio:	31%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,667	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thankful-peso	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Consolidation
Purpose of loan:
This loan will be used to lower my Credit Card % to pay off them off

My financial situation: Good
I am a good candidate for this loan because I pay off my bills on time and just look for lower rates to save a bit for a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.28%	Starting borrower rate/APR:	18.28% / 20.49%	Starting monthly payment:	$907.33

Auction yield range:	17.27% - 17.28%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	61%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	14y 6m
Amount delinquent:	$0	Revolving credit balance:	$52,949	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	satisfying-balance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan: paying off credit cards
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
i have never missed a payment on anything, or ever been late in my entire lifetime of having payments.? our credit cards got high due to a family illness
Monthly net income: $ 4750

Monthly expenses: $
??Housing: $ 430
??Insurance: $ 85
??Car expenses: $ 265
??Utilities: $?200
??Phone, cable, internet: $ 135
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$167.08

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1982	Debt/Income ratio:	38%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,982	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fund-cosmos3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?
PAY OFF CREDIT CARDS.
My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1992	Debt/Income ratio:	20%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	29	Length of status:	2y 3m
Amount delinquent:	$22,930	Revolving credit balance:	$2,356	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	authentic-trade	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some bills
Purpose of loan:
This loan will be used to? pay some bills.

My financial situation:
I am a good candidate for this loan because?
I am working really hard to get on my feet.
Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 841.00
??Insurance: $?150.00
??Car expenses: $ 40.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$172.53

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$47,518	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	123happy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 640-660 (Aug-2009) 660-680 (Jul-2009) 640-660 (Jul-2008)
Principal balance:	$2,514.51	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Prosper Loan, Thank You
Purpose of loan:
This loan will be used to?do ?some updating on our house.

My financial situation:
I am a good candidate for this loan because? have a good study job and always pay my bills

Monthly net income: $ 2,700.00

Monthly expenses: $
??Housing: $ 500.
??Insurance: $ 50.
??Car expenses: $ 50.

??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$516.27

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,925	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fantastic-treasure5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying truck for business use
Purpose of loan:
This loan will be used to purchase a used Chevrolet C4500 service truck for my business.? This is a commercial vehicle with a utility bed on it.? Truck has a clear title and no record of any?wrecks or other damage according to the?CarFax report.?

My financial situation:
I am a good candidate for this loan because I am able to pay out of pocket if needed, however do not wish to do that at this time.? All payments will be made via autopay through my bank.? I am having difficulty?with the financing due to the fact that this truck is larger than a 1 ton and therefore a commercial vehicle.? I have been in business for almost 3 yrs and am doing well and will use this truck to start expanding my business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1981	Debt/Income ratio:	53%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,627	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	robust-exchange	Borrower's state:	NorthCarolina	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
increase business contracts
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,983	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	billi	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing new equipment
Purpose of loan:
This loan will be used to purchase a new ice machine. A small loan to get new equipment and keep my capital from being used.?

My financial situation:
I am a good candidate for this loan because I have over 8 years in the coffee industry and my 2 locations are making a good profit.? The first location was opened on April 8th and the second just 3 weeks ago.? I have invested all I have into the business and the banks will not lend to me because I am a new business.? With both coffee shops now open I take home a little over $4500 a month and the rest goes back into the business to build the brand.? I invested over $85,000 in the first shop and a little over $30,000 in the second.? With both location i gross in sales of $48,000 a month.? Each location grosses a bit over $800 a day at this point.?

Monthly net income: $ $4500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 350
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: "BUSINESS" pays all loans and credit - $1250 a month
??Other expenses: $ 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	8	Length of status:	5y 6m
Amount delinquent:	$30	Revolving credit balance:	$1,384	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	blue-peaceful-hope	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PLEASE HELP
Purpose of loan:
This loan will be used to?
I am looking for a loan so that i can buy a dump truck to expand my business. I am a one truck company that desperatly needs two trucks running. Lack of having another truck for my employee's to go out on their own is causing me to lose jobs due to the time frame to get them done. I find that i am really backed up all the time and a second truck would solve this problem. I? Recently was approved by my bank for a loan and of course with my luck,? one of my credit card companies put a 30 day late payment on my credit report.? Which is totally incorrect and i am fighting it.?My credit was 722 a week ago and this week that one late payment dropped it to 667, 53 points for one late payment that wasnt even late. Everything else is perfect,? I have worked very hard to get my credit score high, and in a matter of days? it was all washed away.? So? now the bank will not lend me the money for this truck that i believe will be gone very soon because of the good price it is.? I have been searching for a good dump truck for alomost a year and finally found it. Unfortuanaltly most banks will not lend money for a car/truck that is older then 5 years and this is a 2000. In anycase im stuck between a rock and a hard place and would apprciate any help with this loan and it would take alot of recent stress away.? Thank you very much!
My financial situation:
I am a good candidate for this loan because?
I have a very succesfull business that? i put every once of energy into. I am always busy and have plenty of work. I not only do home improvements but also landscaping .? I have regular lawn accounts that are mowed every week and provide guarenteed income.? My work ethic is very good and i am very organized. All my bills are payed on time and i work hard to make sure they are. My bills our fist priority with the money i make and always have been. I only buy what i need , Not what i want!?
Monthly net income: $
$3,000
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?250
??Clothing, household expenses $?100
??Credit cards and other loans: $?200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,275.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$283.86

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1985	Debt/Income ratio:	38%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	28y 11m
Amount delinquent:	$281	Revolving credit balance:	$12,544	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	footballfan45	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	640-660 (Latest)
Principal borrowed:	$18,700.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Oct-2006)
Principal balance:	$608.80	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
3rd Prosper Loan...54 Payts On TIME
Purpose of loan:
Pay off Title Loan and last payment on there Prosper Loan...Had 2? previous Prosper loans..
...NEVER LATE......54 on time payments?......please see Prosper payment history.

Had gotten title loan 3 months back to pay some medial bills and for my sons tuition at Sylvan for the summer. Interest payments of 530.00 , but no principal reduced.
Need to pay out as soon as possible.

My financial situation:
On?present job for 29 yrs. Income 67,500 annually. Married 18 years.?I have lived at our present home for over 15 years.
I am a HomeOwner.....my name is on our deed....loan in husbands name.
I will send tax bill for proof to Prosper.

Need to pay to off the following:
Title Credit....5550.00(title pawn..costing me 530.00 per month in?interest only)
Prosper......624.00(final payt on other Prosper loan)

Total of 6174.00???

I believe I am a good candidate for this loan. I can assure you all payments will be?made on time.
Please see me Prosper payment record.
Thank you for considering bidding on my loan request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$65.88

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2003	Debt/Income ratio:	27%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	new-prudent-fund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Meet my new computer!
Purpose of loan:
Buy parts for a new computer. This will be the 9th system I've built with parts from newegg.

The system will be based on the i7 920 CPU with 12gb DDR3 1600 and a BFG GeForce GTX295.

My financial situation:
I could purchase this system out of my savings account but I would prefer to pay the interest to not have to dip into my savings.I am getting a personal loan because I do not like credit card's as I have seen a lot of friends get into trouble with them.I plan on paying the loan back in 12 months.My job is secure as the company I work for has recently landed some sizable contracts and our outlook is looking good.My job is doubly secure as I am underpaid for my job(and for my output, which is near the top of my department) and if layoffs were to happen in my department, I would be near the last to go.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	4.27% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	37%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$30,912	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	riveting-power5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest credit card
Purpose of loan:
This loan will be used to?pay off high interest credit card, I always pay my bills on time. A certain credit card company is raising my rate for no reason!!

My financial situation:I just remodeled my home, it cost more than anticipated. I work full time at a great job, I am a dental hygienist.
I am a good candidate for this loan because?I pay all my bills on time and own two homes. I would love the opportunity to give a profit to real people rather than a credit card company. I just received a raise and am working more hours to pay down my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$317.45

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2000	Debt/Income ratio:	13%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,069	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Tamerz	Borrower's state:	Illinois	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	26 ( 100% )	780-800 (Latest)
Principal borrowed:	$19,000.00	< mo. late:	0 ( 0% )	760-780 (Jul-2008) 740-760 (Dec-2007) 660-680 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Buying car
Purpose of loan:
Uncle is giving me a good deal on a used car he no longer needs.

My financial situation:
I am a good candidate for this loan because I don't have a lot of debt and my job is very stable. I am buying the car below market and could easily get out of it (maybe even at a profit) if necessary. I have taken out and paid loans from Propser before (and also lend). I don't know if I will pay this one off early as well but it is possible maybe after a year or two I will. Probably not before that.

I am happy to answer any questions people have. Thank you for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$878.93

Auction yield range:	14.27% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1982	Debt/Income ratio:	47%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	23y 5m
Amount delinquent:	$0	Revolving credit balance:	$73,137	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MrYowza	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	740-760 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Paying off Higher Interest CC
This loan is to pay off a higher interest Credit Cards and to payoff a mortgage on a Rental Property I own (15,000 mortgage, 10,000 Credit Cards).? As you can see from my profile, I have never defaulted on any payment in my life and I have successfully paid off the last Prosper loan I borrowed (I paid it off before due).? I have a very good credit rating and I don't intend to ruin it.? The photograph is a picture of the Real Estate I am paying off.? I have owned the house since 2004.? It has been rented at no less than 90% during those 5 years.? It's appraised at $60,000.00.? The monthly rent it $600.00/mo.? The rent income (at 90% occupancy minus insurance/taxes) is $500.00.? The house is managed by a professional rental management company. The credit payoff is a 3-yr high interest unsecured note at $600.00/mo.? I will be converting $1100.00/mo expense into approximately $800.00/mo expense with this loan.? Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$250.43

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2007	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$790	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diversification-platoon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family help for a better future
Purpose of loan:This loan will be used to help pay off my mother's credit cards, so she live comfortably and be debt free
My financial situation:I am a good candidate for this loan because I take my financial seriously. I am 21 years old with good credit who is never late on payments. I am fulltime student who receives $4000 in scholarships and grants each semester. I am unemployed right now but I will be returning to work at my seasonal job. I work fulltime and get paid $9 an hour, so with my college funds and paychecks, I know the loan will be paid back early, guaranteed. My mother has bad credit because of these credit cards. She raised 2 kids on her own and now it's my turn to take care of her. Also my older sister doesn't know what she wants to do with her life, so I need to show her the way. I am the only child who is motivated and focused to guide my family for a better future. I am doing this for them, I know I am ready to become a man and take full responsibility towards my actions. I am determined, please trust me.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1997	Debt/Income ratio:	25%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,985	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	spiritual-exchange4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment
Purpose of loan:
This loan will be used?for a?down payment on a foreclosed property single family town-home worth?$120,000 selling for $60,000.

My financial situation:
I am a good candidate for this loan because not only am i able to repay the loam myself the house itself will produce $1,000 a month in rental income.

Monthly net income: $7,000

Monthly expenses: $4100
??Housing: $ 2500
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 100
??Phone, cable, internet: $300
??Food, entertainment: $500
??Clothing, household expenses $100
??Credit cards and other loans: $500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1998	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Not employed
Now delinquent:	4	Total credit lines:	33	Length of status:	0y 2m
Amount delinquent:	$1,234	Revolving credit balance:	$2,852	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SummerTimeChills	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	700-720 (Aug-2007)
Principal balance:	$1,364.27	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Bridging the Student Loan Gap
Purpose of loan:
This loan will be used to?

Pay all the silly little things student loans "couldn't" - like credit card payments and gas to see my family - until the end of the year.

I am now a 1L at a top tier law school. I have managed to get myself here despite being a twice divorced single mom. I received quite a nice scholarship to attend school, but first semester expenses (especially deposits and such) wiped me out.

I intend to use every resource I possibly can to achieve my goal of financial security for myself and my children.

I am currently not working in a compensated position because my program prohibits me doing so for the first year. I am looking forward to next summer when I will be able to earn a steady income again.

I am more than happy to answer any questions! Just ask!

NOTE: I am very curious about the credit information Prosper is reporting from Experian. I pulled my Experian report on September 1 of this year prior to applying for a Federal GradPlus loan. I made sure to print it out so I would have it as a reference if needed. My copy shows no current delinquencies. The old ones were from 2005 during my first divorce when neither the ex nor I could agree who would pay the mortgage as neither of us were living in the home. That has been settled for *quite* a long time.

If I wasn't in dire straits needing to make it to the end of the year, I would not list on here at least until I could get this settled, but tough times call for high interest I suppose.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$392.43

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1984	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$80,307	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	flowerbuddy	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	760-780 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	780-800 (Apr-2008) 740-760 (Dec-2007)
Principal balance:	$13,823.04	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off a credit card
Purpose of loan:
This loan will be used to? I would like to pay off one of my credit cards and improve my credit score.

My financial situation:
I am a good candidate for this loan because?I have been a responsible small business owner since 1984, and have never been late in paying my bills.
I am proud of my credit history, and would like to improve my credit score a bit more.
I live and work out of my own home, so my operating expenses are kept low. This loan will easily be paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1998	Debt/Income ratio:	29%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,478	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	chanzed504	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$3,931.73	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off existing credit cards.??????????

My financial situation:

I am a good candidate for this loan because I can repay my loan.? I'm active?military member,?I'm divorce?trying to re-establish myself.??Utilize these funds to?clear?my credit cards?so I can be able to attain a?better credit rating in the future.? I can assure?the lender of my loan will receive there payment on time and repaid as quickly as possible.? Thank you for your consideration.

Monthly net income: $ 3300

Monthly expenses: $ 2510.88
??Housing: $ 765.88
??Insurance: $?120??
??Car expenses: $750
Utilities: $ 150
??Phone, cable, internet: $ 95
??Food, entertainment: $?220
??Clothing, household expenses $100
??Credit cards and other loans: $210
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,869.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$265.49

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1994	Debt/Income ratio:	16%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	1y 1m
Amount delinquent:	$123	Revolving credit balance:	$24,518	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Paniksnap	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I am financially secure.? We are having our first baby, and I would like to pay off my credit card debt before she is born.

Monthly net income: $ 3945

Monthly expenses: $
??Housing: $ 1007
??Insurance: $ 122.42
??Car expenses: $ 309
??Utilities: $ 100
??Phone, cable, internet: $ 220
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 556
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,476	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	104%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	witty-vigilance	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Returning to College
Purpose of loan:
This loan will be used to pay for college expenses such as tuition books, and housing.

My financial situation:
I am a good candidate for this loan because I am reliable and determined to reach my educational goal for my family; after losing my job of eight years due to the economy.

Monthly net income: $ 725.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	0y 1m
Amount delinquent:	$5,886	Revolving credit balance:	$5,227	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	progressive-payment3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a home that needs repairs
Purpose of loan:
This loan will be used to place deposit, as well as repair a cracked ceiling, and reinforcement.? Repair a leak in the plumbing and the ceiling in the kitchen....Pay for tree removal around lines and home, as well as repair the storage shed for security.

My financial situation:
I am a good candidate for this loan because I am a certified teacher.? I have not found a teaching job yet because we just moved to the area, but it is only a matter of time.? My part-time income is for a Deli Associate at the Giant store, but I am also substituting during the day which gives even further income.? My wife also has a permanant education job that supports our income.

Monthly net income: $ 750

Monthly expenses: $ 550
??Housing: $ Wife
??Insurance: $ Wife
??Car expenses: $ 421
??Utilities: $ Wife
??Phone, cable, internet: $ Wife
??Food, entertainment: $ Wife
??Clothing, household expenses $ Wife
??Credit cards and other loans: $ 100
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.98%	Starting monthly payment:	$39.85

Auction yield range:	4.27% - 10.99%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1997	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,827	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	worldly-dinero2	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying rent until real paychecks
Purpose of loan:
I just got hired for a job, and I'm moving into the city and starting to pay rent.? I have to pay 2 months' at a time, and don't quite have enough to do that and still feed myself.? This money would be to pay rent and to live on (frugally!) for the next month until I start getting paid.

My financial situation:
I am a good candidate for this loan because I am very responsible and pay things on time.? Once I start getting paid in a few weeks, I'll be making plenty of money to support myself and pay back this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.01%	Starting borrower rate/APR:	22.01% / 24.53%	Starting monthly payment:	$57.29

Auction yield range:	8.27% - 21.01%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2004	Debt/Income ratio:	12%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,307	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pure-velocity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repair loan
Purpose of loan:
This loan will be used to?
I have a 95 thunderbird sc and I just finished paying off the 5000 dollar loan and then I blew the head gasket. For a complete tune up and to repair the head gasket it will be 1500.00 I can easily afford that I just won't be able to save that amount of money for a few months and I can't wait that long to get it fixed. I have adjusted the amount because i got a new estimate.

My financial situation:
I am a good candidate for this loan because?
I still live at with my parents so I dont have any rent to pay. I have no delinquent accounts becasue i always pay every month on time. And I can do long term loans without missing a payment becasue the loan I got for the car was 5000 over 5 years and i never was late on a payment.

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing: $ 0.00
? Insurance: $ 133.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2003	Debt/Income ratio:	43%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,113	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tiggerkitty129	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt & paying off CCs
Purpose of loan:
This loan will be used to consolidate my debt to receive a lower APR. After make unwise credit decisions, I would like to consolidate my loans and credit. I have extremely high interest on my credit cards and would like to have my loans consolidated with a decent interest rate. I have been employed full-time as an Account Executive for almost 2 years after graduating from college and pay my bills on time.

My financial situation:
I am a good candidate for this loan because I am employed full time, am reliable?and a pay my bills on time.

Monthly net income: $ 2,500

Monthly expenses: $ 1,849
Housing: $ 450
Insurance: $ 108
Car expenses: $ 165
Utilities: $ 25
Phone, cable, internet: $ 25
Food, entertainment: $ 100
Clothing, household expenses $ 25
Credit cards and other loans: $901
Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1997	Debt/Income ratio:	81%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,659	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	intuitive-euro1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards store card
Purpose of loan:
This loan will be used to? consolidate all little debits in only one monthly payment.

My financial situation:
I am a good candidate for this loan because? I am never late on my payments

Monthly net income: $ 1400.00

Monthly expenses??Housing: $ 275.00
??Insurance: $ 88.00
??Car expenses: $ 100.00
??Utilities:$50.00?????????????
??Phone, cable, internet: $ 50.00
??Food, entertainment: $?150.00
??Clothing, household expenses $?100.00??Credit cards and other loans: $ 150.00
??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.96%	Starting monthly payment:	$37.75

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1982	Debt/Income ratio:	0%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Retired
Now delinquent:	0	Total credit lines:	12	Stated income:	$100,000+
Amount delinquent:	$0	Revolving credit balance:	$0
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	1
Screen name:	foxy-greenback2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for the party
Purpose of loan:
To help pay for my our 50th anniversary party?

My financial situation:
I am a good candidate for this loan because I am debt free and have a reliable source of income?

Monthly net income: $
$3200

Monthly expenses: $
??Housing: $ &700
??Insurance: $ 102
??Car expenses: $ 200
??Utilities: $ 110
??Phone, cable, internet: $ 106
??Food, entertainment: $ 260
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ Meds 145
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2004	Debt/Income ratio:	25%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-p2p-bonaza	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for My Education
Purpose of loan:
I will use the loan to forward my education.

My financial situation:
I am a good candidate for this loan because I have 2 jobs, I work as recruiter, and I play arena football? I can afford the loan I am not in a serious amount of debt.? But, I'd like to continue my education so that I can have something to lean on besides football.

Monthly net income: $
31,700.00

Monthly expenses: $
??Housing: $? no rent
??Insurance: $ non needed ????
??Car expenses: $ paid off Cash
??Utilities: $ 100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ paid for per diem
??Clothing, household expenses $
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1982	Debt/Income ratio:	38%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,881	Occupation:	Clergy
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	56	Homeownership:	No
Inquiries last 6m:	4
Screen name:	DoctorEr1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	7 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 600-620 (Jul-2009) 640-660 (Apr-2009) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Study Vacation In Europe
Purpose of loan:
(explain what you will be using this loan for)
Have a chance to take a 4 week study vacation in Rome. Money would be used for housing, travel, meals etc.
My financial situation:
(explain why you are a good candidate for paying back this loan)
I had?2 loans with Prosper before and loan was paid in Full ahead of schedule.
Monthly net income: $
$3500
Monthly expenses: $
??Housing: $ 0??? I am?catholic priest do?not pay for any housing expneses....
??Insurance: $?0
??Car expenses: $ $6.000
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?400 Monthly
??Clothing, household expenses $ 0
??Credit cards and other loans: $?350.00
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.77%	Starting borrower rate/APR:	24.77% / 27.07%	Starting monthly payment:	$317.11

Auction yield range:	8.27% - 23.77%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1994	Debt/Income ratio:	11%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,134	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	23%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	fischer70	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Medical Bills
Purpose of loan:
This loan will be used to pay off expenses associated with the birth of my daughter.? We had a number of expenses that we hadn't expected that got dispersed on several credit cards that I'd like to consolidate.? She has already started daycare and so in order to clear up the credit cards and hopefully get a lower interest rate than the credit cards I decided to try this.? I've been a lender on Prosper for over a year now and am hoping to try out the other side. I have low monthly expenses as my wife and are only paying on one car and have a low mortgage payment. My job is stable at Cornell University.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$224.52

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	13y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,596	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-asset-jubilee	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards. My score will go back up as soon as I pay down the credit cards using this Prosper Loan.

I am a good candidate for this loan because? My wife and I are both self employed for 15 years. Steady household 2 income earners.
My credit has zero late payments I pay all debt on time or ahead of schedule. My wife of 9 years(our 1st marriage) works full time in Real Estate and makes a steady income from bank homes and pre-foreclosure sales as well as a large client list from years in?business.
?My household income comes from 3 diverse sources and is growing.
?We are fully insured including umbrellas for both business and personal, health and autos/home.
?We both?carry life insurance of 1 Million each and have a Trust plus a will all in place. We have 1 girl 30 months old (our first and only child).
We are?very healthy and work hard all day and all year.

I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time.

My monthly family budget is (several expences are paid out from my business such as car,gas,auto and health?insurance, cell,internet. All are legitamite.
Monthly income (after taxes and retirement):? $4400
Mortgage: 1426.00
Utilities: 220
Cell Phone: 0 Paid out of business
Car Insurance: 0 Paid out of business
Current Credit Card Payments:? 190.00
Car Payment 0 Paid out of business
Groceries: 350.00
Gas: 0 Paid out of business
Misc/Baby stuff: 120
Baby's school: 1050
Total Expenses:3356
Money left over: $1044
I will have more than enough left at the end of each month to pay for?this Prosper loan.

Thank you?for viewing my listing, and God bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1991	Debt/Income ratio:	24%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,251	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	badassmini	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 660-680 (Jun-2008)
Principal balance:	$1,292.48	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Home Improvement
Purpose of loan:
This loan will be used to make improvements on my condo?

My financial situation:
I am a good candidate for this loan because I have been?working as a teacher for 14 years in the same school district.? My current yearly salary is 83,460.00.? My credit is considered fair/good and I am?responsible when it comes to paying back loans.? NOTE:? My credit score has dropped because I am in the process of buying a condo and creditors have been looking into my credit files.? I do NOT consider myself a high-risk at all!!? I have never missed a payment on my current Prosper loan and I never will - I have automatic deposit - so the money is automatically taken out of my check each month.? Thank you for your consideration!

Monthly net income: $?? 8346.

Monthly expenses: $
??Housing: $ 650.00
??Insurance: $ 175.
??Car expenses: $ 500.
??Utilities: $ 0
??Phone, cable, internet: $ 125.
??Food, entertainment: $ 200.
??Clothing, household expenses $ 75.
??Credit cards and other loans: $ 200.
??Other expenses: $ 200.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 16.36%	Starting monthly payment:	$52.74

Auction yield range:	3.27% - 15.00%	Estimated loss impact:	0.62%
Lender servicing fee:	1.00%	Estimated return:	14.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$900	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	site_ml	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting in Prosper
Purpose of loan:
This loan will be used solely to reinvest in Prosper and to add to my credit file. I also want to see how the lending process works from the borrower's side.

My financial situation:
I am a good candidate for this loan because I do not need the money and I am able to pay back the loan early - there is a good chance I may. I do not know whether reinvesting the borrowed money will prove to be an extra income source or not, but I do know it will help me build my credit history - which I certainly need, and it is my main motivation in applying for this loan (although my credit score looks good, my credit file is reported as thin).

I'm an established lender with 31 active notes in the total amount of $890.61 in remaining principal value as of the time of creation of this listing. I can and will most likely use the payments I receive from these notes towards paying back this loan.

I have two accounts I can use to aid in paying back the loan:

Checking: $1,204.79 available balance
Savings: $134.59 available balance
Income vs. Expenses

Monthly Gross Income: around $690
Monthly After-tax Income (figuring 20% tax): $550

Monthly Expenses:

Transportation (Bus): $65
Cell Phone: $72-73
Housing: $0 (living with parents)
Internet: $72.95 (helping parents pay bill)
Community College: $170 (cost comes out about $1000 per semester, two semesters per year)
Misc. expenses (food, random purchases): $50-100 (There's room here to tighten the belt, so to speak)

Total: $430-480

Monthly Net: $70-120

Taking into account that the loan will require payments of no more than $55 per month, my income vs. expenses net is enough to pay back the loan. Thank you in advance for bidding on my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1984	Debt/Income ratio:	45%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	2y 8m
Amount delinquent:	$234	Revolving credit balance:	$1,005	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	worldly-commerce3	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my daughter schoo tuitio
Purpose of loan:
This loan will be used to pay off my daughter tuition and a few bills?

My financial situation:
I am a good candidate for this loan because pay my bills on time?

Monthly net income: $ 2.200.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$300.74

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1982	Debt/Income ratio:	19%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,329	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ideal-euro	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan: This loan will be used to pay off my highest interest credit cards that were accumulated over 5 yrs due to a divorce. Single mom raising two boys 16 and 14 own my own home and working hard to get my finances in order.? After all college is just around the corner.My financial situation: I am a good candidate for this loan since the past five years I have grown, healed and worked hard at building a new life.? Three years ago after looking for a job for only six weeks I was hired by Georgia-Pacific LLC. I am happy and very much enjoy my work.? My boys are getting all A's and B's in school.? Now there is one last thing, for me to get my finances in order.? I would very much like to pay off all my credit card debt, beginning with the highest rate cards, one payment & lower rate.? I would much prefer fellow Americans earn the interest rather than banks.? I would greatly appreciate your careful consideration to my application.? I am loyal and honest and value all opportunities I receive.? I won't let you down, promise.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$410	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	mbetha	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MY WEDDING DEBT
Purpose of loan:
loan will be used to?pay off my weddingI? My wife and I would much rather pay individuals than banks.?

My financial situation:
I am a good candidate for this loan because my wife and I make good money and have never defaulted on any loans.? We recenlty got married and looking to pay off the remaining wedding expenses.? We?are committed to paying off everything?within 2?years.....we think that is fully attainable, with a budget and perseverence.???I should also mention that my wife works and greatly contributes to the bills as well as entertainment. Prosper does not let me include her income.

Monthly net income: $ 5000
Monthly expenses: $
??Housing: $?1,200
??Insurance: $ 85
? Utilities: $ 200
??Phone, cable, internet: $ 65
? Credit cards and other loans: 250+

We have an?excellent record of properly paying all?of our?loans in a timely manner.? If you have any questions please don't hesitate to ask.?? Send them and?we will respond ;)

I appreciate your confidence in me and allowing me to borrow your funds.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,881	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Olekoh	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 600-620 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? I would like to pay off my high interest credit cards .

My financial situation:
I am a good candidate for this loan because? of my good work ethic and ability to pay it off, it will be my second prosper loan with the first being paid on time every month and one payment to go.(oct 17already in processing) If i get fully funded , I believe that I would be 100% able to pay my montly prosper loan.

Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 600????????
??Insurance: $ 50
??Car expenses: $ 0 car payed off, motorcycle $269
??Utilities: $ 30
??Phone, cable, internet: $?70
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1970	Debt/Income ratio:	34%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$42,473	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	christmaschild	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	700-720 (Latest)
Principal borrowed:	$21,000.00	< mo. late:	0 ( 0% )	740-760 (Dec-2006)
Principal balance:	$2,104.98	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Debt Consolidation
Why Invest In Me

Responsible, woman needs $15,000?? I am a retired Health Administrator and a graduate of the University of Oregon with a Master's degree in Secondary School Administration.? I returned to work in February this year as a grant writer and financial officer for a non-profit organization.???? I have a savings account greater than my loan request but I prefer not to touch it.? I am a homeowner on a golf course.? I am a current borrower with Prosper and have never defaulted on my payments of $720.00 per month.

What I Will Do With The Loan

I will pay off and close credit cards.? Because I was unwilling to allow my deceased parents to enter nursing home care, I paid for many of their home care needs via credit cards.? The cards are in my name and I need to get them paid and closed.

Loan Repayment

This loan will be paid on a monthly basis via a debit to my business account.

My Business

Thanks to a $21,000 loan from Prosper three years ago I have been able to establish a custom embroidery business specializing in Native American designs.? All proceeds go back into the business currently to expand it.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$433.83

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	6.59%
Lender servicing fee:	1.00%	Estimated return:	10.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1987	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$31,127	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	efficient-dime	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchase for Bakeshop
Purpose of loan:
This loan will?enable our business?to purchase used equipment in order to open a second retail location.? We?are a gluten-free baking company and service the allergen free market in the?San Francisco Bay Area.? We would like to open a second location?in a prominent San Francisco neighborhood.? Our?bakeshop would be an oasis for folks who have food allergies and still want to eat fresh gluten-free bread in San Francisco.??

We would do all?of our baking in our current facility and simply make deliveries each day.? The space is completely set-up and ready to?go, however we need to?purchase some used equipment including refrigeration -?refrigerated display cases, a beverage cooler, a reach-in?cooler?and?a reach-in freezer.? We also need to purchase a dry display case.? Our loan would go towards funding these purchases in order to open this location.

My financial situation:
I am a good candidate for this loan because I've always paid my loans on time and this loan would be the same.? Our business would definitely get the boost it needs in opening this second location.? We've negotiated a great lease and our business has operated?successfully for?5 years.? With the credit market being tight, we are seeking a Prosper Loan as an alternative to a bank loan, but would treat it absolutely the same.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,066	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	durability-bloom	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate misc. debt
we need some capital to purchase our current holiday season inventory and our credit rates too high and too maxed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$86.65

Auction yield range:	8.27% - 20.00%	Estimated loss impact:	8.47%
Lender servicing fee:	1.00%	Estimated return:	11.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2006	Debt/Income ratio:	33%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$421	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dragonfly0411	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$1,359.20	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Debt Consolidation
Purpose of loan: This loan will be used to pay-off my credit cards since their interests are too high.

My financial situation: I want to payoff my current Prosper Loan, Visa Credit Card ($750) and Old Navy Credit Card ($100).

Why I am a good candidate: I am a good candidate for this loan because I have never defaulted on a loan or payment ever in my life.? I make all the payments on time and I also pay the double of what it is required.? I know that by consolidating all my remaining accounts I could benefit since it is easier for me to make only one monthly payment.? I want to say goodbye to those high interests that at the moment are killing me.? It seems like the balance never goes down even though I pay more of the minimum required.??

Monthly net income: $ 2,000.00; I receive $500.00 from family (monthly).

Monthly expenses: $ 1,717.00
Housing: $ 600.00
Car expenses: $ 377.00??
Utilities: $ 60.00??
Basic Cable?with?Internet: $ 60.00
Food, entertainment: $ 300.00??
Clothing, household expenses $ 20.00??
Credit cards and other loans: $ 200.00
Other expenses: $ 100.00 (This includes gasoline)

Conclusion: I would appreciate the help. ?I know I am a good candidate, please let me demonstrate it by acquiring this loan.? I know as a fact that no one would regret helping me in order to consolidate this three of my accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$173.99

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,901	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	boltgod	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$3,278.96	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
purchase a second car
Purpose of loan:
This loan will be used to? pay off some high interest credit card charges we incured while i was between jobs and without health insurance.. We are now covered in my new job, but are struggling some with these charges.? I am sure we can pay off these debts with a lower interest rate.. please help us too get this loan, I promise too repay promptly.. Thanks for your consideration..

My financial situation:
I am a good candidate for this loan because?
My wife and I are very responsible people and have never had a bad debt.
Monthly net income: $
3200.00
Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 300.00
??Car expenses: $ 200.00
??Utilities: $?250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$184.55

Auction yield range:	4.27% - 18.50%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1981	Debt/Income ratio:	24%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,102	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	listing-coyote7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good Old Days - Debt free
Purpose of loan:
This loan will be used to consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because despite being laid off from my job of 15 years, being out of work for over a year w/o additional unemployment benefits; finding a good job only to lose it after a month because I was hospitalized and they could not hold the position I always paid my debts on time.? I have been with my current company now for over 3 years and they are strong in this economy, no talks of cut backs.? I take my financial responsibilities very seriously and would like to go back to being as debt free as I was when this whole saga began.? Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$208.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1988	Debt/Income ratio:	14%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	9y 0m
Amount delinquent:	$4,997	Revolving credit balance:	$2,547	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Good-Bet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	540-560 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Recovering from Cancer
Purpose of loan:
This loan will be used to? Pay off all outstanding credit.? I recently had a battle with cancer, I had widespread neuro endocrine tumors which threatened to end my life in a few short years, But I?went for?an experimental?radiation therapy in lousiana and it worked spectactularly, I am now in full remission and all the cancerous tumors are shrinking. Unfortunatly I was out of work for about?8 months due to my condition, thus my credit as well as my savings has suffered. I have returned to work full time for the same employer, but playing catch up is not easy.

My financial situation:
I am a good candidate for this loan because?? I have had the same employer for 9 years,?I am?an honest reliable family man who is willing to work hard to provide the best possible life for my wife and son. I had a previous loan with prosper which was paid in full without any missed or late payments ever. You will not lose with me.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $?1500
??Insurance: $ 72
??Car expenses: $ both cars paid off
??Utilities: $ 65
??Phone, cable, internet: $ 80
??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,540.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$83.66

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	6%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,069	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	loan-rider7	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interest Cards
Purpose of loan:
This loan will be used to pay off high interest credit cards and consolidate the debt at a lower interest rate.

My financial situation:

Monthly net income: $ 2,907.56

Monthly expenses: $ 1526.00
??Housing: $ 400.00
??Insurance: $ 69.00
??Car expenses: $ 100.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 102.00
??Other expenses (child upport): $ 700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1992	Debt/Income ratio:	14%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,346	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	55	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	heartpounding-commitment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying car for daughter
Purpose of loan:
This loan will be used to?buy daughter a used car
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 5500

Monthly expenses: $?
??Housing: $ 1000????????
??Insurance: $ 145
??Car expenses: $?342
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$184.85

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$28,198	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rec552	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 5% )	660-680 (Nov-2007)
Principal balance:	$4,311.91	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
With support and a plan
Purpose of loan:
This loan will be used to acquire available inventory in larger lots for our online and local book selling business. We sales books, imported gifts and silver coins (which is really good right now) online. I am a listed Seller on Amazon, Abebooks and Alibris and Ebay. We've accumulated a substantial amount of silver bullion in the past three years and the timing is right. We mainly sell on e-bay and coin shows with the in uncirculated tubes and small quantities. I've been in management for 33 years working for others and I understand hard and effective business strategy. My wife is now working full time and we have specific cash reserves as I grow this business.
My financial situation:
I am a good candidate for this loan because I have just the normal expenses. I'm set-up to cover the rent and car payment for the next six months and my wife's income will cover the remaining. Our business is very liquid with coins and increasing the book inventory going into the x-mas season will allow us to take advantage of a key opportunity as we move forward. Thank you for your consideration.
Main billsRent $1500Car $500Credit cards/Loan $900Groc. $700Insurance $300Utilities $275Misc. $350

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1971	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	laxman310	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establish Payment History
Purpose of loan:
This loan will be used to establish a payment history with the prosper community.? I have no plans for using the money from this loan, other than to pay it back and establish a payment history with prosper.? The $50 or so dollars in interest is worth the good payment history with the community.? Following this loan I will most likely borrow a larger sum, such as $3000, and repeat the process.? Ultimately I hope to be able to acquire loans from prosper based on a good credit history with prosper.?

My financial situation:
I am a trustworthy individual.? Not only am I a fourth year medical student, I am also the owner of a business, and have over $100,000 in equity and options investments.? I also have been an investor here on prosper, although have not had the greatest success (I've broken about even).? I am a good candidate for this loan because I have an income of approximately $25,000 a year, and am a home owner of 36 months with no delinquent payments. (even through the recent economic downturn)? The loan WILL get repaid through automatic deduction from my checking account, which currently has a balance of approximately $1100.? The purpose of this loan is to both see what sort of interest rate I will attain, and to ascertain the level of difficulty in applying for a loan here on prosper.

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.61%	Starting borrower rate/APR:	28.61% / 30.97%	Starting monthly payment:	$208.47

Auction yield range:	17.27% - 27.61%	Estimated loss impact:	19.61%
Lender servicing fee:	1.00%	Estimated return:	8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2003	Debt/Income ratio:	40%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,753	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sbhavi2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008)
Principal balance:	$4,560.71	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
business need
Purpose of loan:
This loan will be used to?
help in my businessMy financial situation:
I am a good candidate for this loan because? i will pay my installment on time.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1988	Debt/Income ratio:	42%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 3m
Amount delinquent:	$835	Revolving credit balance:	$1,324	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	repayment-fighter	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate credit
Purpose of loan:
This loan will be used to? consolidate and pay off bills.

My financial situation:
I am a good candidate for this loan because? I own my home outright, I paid my home off within 3 years.? The delinquent amounts on my credit report reflect medical bills which are currently being negotiated for payment.? Many of the home expenses are paid by my husband.? I just recieved a 4% raise that will be retroactive to 7-04-09 and will show on my paystub for the pay period of 10-30-09.? This can be verified by my employer.

Monthly net income: $ 1848.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 200.00
??Car expenses: $ 100.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 310.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.86

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2004	Debt/Income ratio:	153%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,033	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JustinW6988	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying for DePaul School of Music
undefinedundefinedundefined undefined undefined Purpose of loan:
This loan will be used to pay for my schooling at the DePaul University School of Music.

My financial situation:
I am a good candidate for this loan because I am extremely responsible, especially when it comes to paying my bills. I have been trying my hardest to establish good credit for the past 5 years, but it takes time. I came to prosper about a year ago because I desperately needed financial assistance in obtaining a new saxophone for my auditions to get into music school. Fortunately prosper granted my request for a loan, which I have already paid back, and I was able to buy a professional saxophone, which I took on my auditions to Indiana University, University of Illinois, and DePaul University. I actually got into all three schools, thanks to the help of the prosper lenders. I now attend the School of Music at DePaul University, where I am studying to become a music educator, however I was just given the news that if I am unable to pay the years tuition by next quarter (January) I will not be able to attend the school.

Monthly net income: $ 2,000-3,000

Monthly expenses: $
??Housing: $ 400
?Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $50
??Credit cards and other loans: $ 300
??Other expenses: Music/Instrument upkeep $50 undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$171.52

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1983	Debt/Income ratio:	7%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,899	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	6%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	merciful-power5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Half?of this loan will be to repay an unexpected?cash advance made for a family member's medical emergency (credit card?has a high interest rate). The other half ($2,600) will be to pay for my personal use on credit cards.?

I can make monthly payments via billpay from my checking account.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	23.62% / 25.91%	Starting monthly payment:	$780.67

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,057	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loyalty-festivity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hatrak Communications
Purpose of loan:
The purpose of the loan is to provide us with cash flow as we start up the business.? This is our 6th month anniversary and we are dependent on Federal Communications Commission for reimbursements and they have just decided to extend from 30 days to at least 45 days for reimbursement.? Last month?it was 60 days before they sent in reimbursement check.

My financial situation:
I am a good candidate for this loan because our income is guaranteed per volume of calls we generated.? We have doubled our volume calls in our first three months and tripled in the last three months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,450.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.87%	Starting monthly payment:	$47.76

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	community-faire	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going Back to School
Purpose of loan:
This loan will be used to help me become an RN.? I have been blessed with the ability to stay home and raise my two sons for the past 6 years, but with both of them in school now, I am ready to start reaching some personal goals.? I have always dreamed of becoming a nurse and am excited to embark upon a career that is family friendly and challenging.? Please help me realize this dream!
My financial situation:
I am a good candidate for this loan because I have the full support of my husband and family.? I have been managing our family budget successfully for the past 7 years and have met the material needs of our family without accruing any credit card debt.? That is not easy to do on once income - it takes discipline and a stong sense of responsiblity!??My?husband?has a?great secure?job, and I know?exactly how much money we can spare.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$367.01

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1988	Debt/Income ratio:	40%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,510	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Tea-Fanatic	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	700-720 (Latest)
Principal borrowed:	$36,900.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 720-740 (Sep-2006)
Principal balance:	$7,095.35	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Holiday Inventory Purchase
Just paid off one loan from Prosper, on-time, perfect payment record.? Time to make winter holiday purchases to re-coup from the recession! Typically the holiday sales in the last two months make up for over 35% of the entire year's sales, so need to make sure the shelves are stocked. The tea store enjoys double digit growths usually in the holidays. This year because of the recession, we have had to keep inventory levels really low. The loan will enable us to turn over about 400% in gross!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$319.52

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1991	Debt/Income ratio:	69%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	40 / 30	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	124	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$106,406	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	orange-fervent-transparency	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me and My Family
Purpose of loan:
This loan will be used to Pay off High interest Rate Credit cards

My financial situation:
I am a good candidate for this loan because, I have never been late on a bill, even though the banks have raised my rates like crazy

Monthly net income: $ 5500????

Monthly expenses: $
??Housing:?1400
??Insurance: incl?
??Car expenses:600?
??Utilities:?300
??Phone, cable, internet:?75?
??Food, entertainment:?300?
??Clothing, household expenses?50
??Credit cards and other loans:?1800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.74%	Starting borrower rate/APR:	32.74% / 35.16%	Starting monthly payment:	$263.80

Auction yield range:	14.27% - 31.74%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1998	Debt/Income ratio:	19%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,410	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	reinforced-moola0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay bills and other
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	7%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	18y 6m
Amount delinquent:	$275	Revolving credit balance:	$7,943	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rupee-lightning	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying property taxes
Purpose of loan:
This loan will be used to?Pay property taxes.
My financial situation:
I am a good candidate for this loan because?I am a registered nurse?

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 618
??Insurance: $ 135
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,325	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	unequaled-repayment	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof
Purpose of loan:This loan will be used to do home repairs and improvements to my home. Due to the continuous rain in Georgia I discovered a leak in my roof. The improvements will be adding molding and change the paint color.

My financial situation:I am a good candidate for this loan because I am a responsible person.? I have been a consultant/business owner for many years and have nurtured many relationships with customers and firms.? I take pride in my work ethics, commitments and integrity. This year is a very challenging year because of the economy but business has picked up in the past month.

Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $ 855.00
??Insurance: $ 235.00
??Car expenses: $
??Utilities: $ 375.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 675.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$115.28

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	79%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,939	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	enriched-economy	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: My husband and I am seeking a loan to consolidate?credit card debts and seeking to get a lower rate of interest while we pay this balance off over time. The rates offered by Prosper.com are better than we are currently receiving through?credit cards.

Financial situation: Have approximately $25,000 in credit card debt, $4,000 was?for higher education costs,?emergency travel, and misc. home improvements,?my employer will eventually reimburse us for the higher education part of the balance due.?Our plan is to pay off all credit cards, get a better interest rate and NEVER use those evil little cards again!

Our financial situation:
My husband is?employed by a fortune 100 company?and? I have a good paying job as a medical technician. We own our own home and have lived here for?11 years.

Monthly net income: $6500

Monthly expenses: $
Housing: $ 1450
Insurance: $ 150
Car expenses: $600
Utilities: $?180
Phone, cable, internet: $ 150
Food, entertainment: $?300
Clothing, household expenses $ 200
Credit cards and other loans: $?350
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$124.91

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,636	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peace-songbird	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down credit card
Purpose of loan:?Greetings!?Good news? I have a job! Bad news? 2009 has been a rough year for me as an independent Producer. I worked for 2 years for a great company producing some?wonderful programming - but unfortunately, come February; they ended the contracts for all the independent contractors. I did get the occasional gig here and there - but then I would not have so much as a nibble for months. So it was work for maybe 2 days and then nothing for 2 months. My savings dwindled down to almost nothing. I?m looking to use this loan to pay down credit cards (I only have 2!) which I used more than I would have liked during this year. I believe that credit cards should only be used for an emergency ? and it seemed as if I had plenty of them this year. My insurance premiums alone were over $400 dollars a month ? one downside to being an independent contractor. But fortunately, I now work for an advertising agency as a freelance producer. This job will go for probably six months ? probably more! ?And until I get my first paycheck, I need some extra funds to pay down those dreadful credit card bills!

My financial situation: I am a good candidate for this loan because I am not an extravagant spender - I just got a little behind?due to the lack of work earlier this?year. I?pride myself on paying bills on time and not overstretching myself no matter how much money I'm making! And what?s most important? I can pay this loan off by January. I earn $50/hr (average 35 hours a week) in my current position. I don't even own a car. Parking fees are just too extravagant where I live and I'm also saving the environment - one train ride at a time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$213.86

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1985	Debt/Income ratio:	10%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,956	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lssinglemom	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST CREDIT CAR
Purpose of loan:
This loan will be used to? PAY OFF HIGH INTEREST CREDIT CARD DEPT

My financial situation:
My credit card has a really high interest rate and they keep going up.? I want to get it paid off and have a plan to do so but the fees these guys are charging me are killing me.? www.prosper.com was recommended as an excellent option.? I hope you guys can help me out.? I am a single Mom with full custody of three teenages.? I am never late on my payments and since my divorce?7 years ago I?have been working to clear up bad credit caused by my X.? This is the first?year I have carried a balance on my credit card since my divorce.? Please help me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1988	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,021	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	successful-worth1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college: Grad Dec 2009
Purpose of loan:
This loan will be used to finish my last two months of college.? I attend Washington State University and will finish my BS in Civil and Environmental Engineering within two months.? Unexpected bills stemming from auto repair costs have dented my student budget.? I am taking a full load along with my senior project this last and final semester and do not have the ability to work even part-time.? Please remember that I?pay my bills religiously and am looking forward to raising my credit score via Prosper.

Fall Semester Budget (includes Student loans, grants, and scholarships)
Per Month:
Rent 250
Utilities 100
Food? 160
Transportation (Gas,Oil,Ins) 100
Life Insurance 28
Credit Cards 95
Health Insurance 37
Entertainment 0 - I'm an engineering student - no time for antics.
Clothing, Misc 80
Other expenses (Semester):
School Supplies? and Textbooks 700
Tuition & Fees 4500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$72.58

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2002	Debt/Income ratio:	39%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,673	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	unequivocal-funds1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
To pay off debt i have at a lower interest rate?

Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0????
??Car expenses: $450
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,875.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$902.66

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1987	Debt/Income ratio:	44%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,179	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	76%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	credit-angel0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest debt/car-cc
Purpose of loan:
Pay off high interest credit card debt from Chase Bank.
My financial situation:
I own my own home valued at $180,000. I only owe $134,000.
Monthly net income: $
$3335.00
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ included in payment
??Car expenses: $ 230.00
??Utilities: $?
??Phone, cable, internet: $?
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,012.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$258.81

Auction yield range:	17.27% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,853	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	impressive-repayment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Debt, Home Improvement
Purpose of loan:

Consolidate my high interest rate cards into one payment, and expand an existing laundry room and add a much needed 2nd. bathroom.

My financial situation:

My last job, I worked as a railroad conductor and remote control operator (RCO-full scale locomotives)

from 11/2005 to 02/2009. Reason for leaving: Laid off due to the economy.

I am on "furlough status"(subject to being called back), and I am presently receiving union unemployment every 2

weeks.I am married with 2 step children, and my wife is employed with navy. I started mowing lawns to make ends meet, and have built up 14 solid base customers for year around service. I have?over 20 years of lawncare experience.

I will not go hungry,and I have no plans of loosing my family's house.?Speaking with my?local union official's, I will be?hired back in the lateral part of novemeber, I have?a good seniority.

My wife and I purchased our first home back in december 2008 and we split all expenses.

I am trying borrow some much needed funds to consolidate my existing credit cards into one, take an existing laundry room, expanding it, and installing a much needed second bathroom. All the work, I will do myself to save on labor, and any monies left over, I need to use to repair my daughter's car.?

I have built good credit and I am dependable on keeping up with my notes. I have tried on more than one occasion,

to borrow money,and without a paystub, it is proven ifficult.

Total Household Expenses (Mortgage, Utilities, Food)

$2630.00 divided by 2 =??(My half)??????????????? $1315.00

Family Medical Expenses (Doctor Visits,Medicine,etc.)

$425.00 divided by 2 =?? (My Half)???????????????? $215.00

Overall Total Payouts for me?????????????????????? $1530.00

Railroad Union Unemployment????????????????????$1280.00

Self Employment Income?????????????????????????????$1165.00

My Combined Income??????????????????????????????????$2445.00

Gas and Maint. Expenses????????????????????????????$200.00

Residual Money???????????????????????????????????????????$700.00? (Can be subject to change due to unforseen pop ups)

My Credit Cards Total Balance Owed??????????$2537.00??

Thankyou for your time and consideration and God Bless

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1996	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$597	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	razergunnm	Borrower's state:	Indiana	Borrower's group:	Perfect Solution Systems
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,200.00	< mo. late:	0 ( 0% )	580-600 (Sep-2008) 640-660 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Loan #2 - Fix up House/New Computer
Purpose of loan:
This loan will be used to redo the entry way of our house and purchase a new computer. We have a quote from a contractor for $1100 to put in a new floor and re-drywall the entry way. We also need to replace our old laptop with a new desktop since we just started our new photography business. We have another laptop we can we have been using, but we need to upgrade to a larger monitor and a system that can handle the software better. We have priced them through Dell and other stores and can get what we need for around $900. The extra $100 is to cover the loan servicing fee of Prosper.

My financial situation:
I am a full time employee, and have been with the same company for the last nine years.

My only credit hit was a bankruptcy brought on by a family business failing after two and a half years (the one delinquency happened during the filing of the bankruptcy). Prior and since I've never had a late or missed payment. I've already had one loan with Prosper which has already been paid off.

Monthly net income: $3838
(I'm not including income from my wife's part time job or our new business because it is not regular enough to consider at this time)

Monthly expenses: $3686
Housing: $626 (2 Houses)
Insurance & Taxes: $425
Car expenses: $660 (Truck $300, Van $360)
Utilities: $230
Phone, cable, internet: $105
Food, entertainment: $600
Clothing, household expenses $50
Credit cards and other loans: $325
Other expenses: $200 (Student Loan)
Savings: $370
New Prosper Loan: $95 (Assuming no bidding down of rate)

Please feel free to ask me any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	8.27% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1999	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,215	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	established-peace	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Interim cash to finish upgrades
Purpose of loan:
I need interim money to finish renovations on my new house that I will use as my primary residence.? I bought the house 3 weeks ago for 54K, it was appraised for 66K.? So far, in labor and materials, I have put in about 15K in upgrades and improvements.? I have purchased all the materials but I need this loan to pay for about another 2-3 weeks of labor.? I can pay for the labor myself, but I will have to put the project on hold for a few weeks until I get paid again.? This loan will keep me from having to stop repairs for a few weeks.? By the time the project is finished, the property should reappraise for 110-115K.? I will refinance the home and pull out the equity to repay this loan, reimburse myself for the recent upgrades, and pull out money to use for other investments.

So far, we have added insulation in the crawlspace, replaced the heat pump, removed all flooring, made the kitchen and master bath larger, upgraded electrical and plumbing, put in new cabinets in the kitchen and bath, upgraded all appliances, added hardwood flooring in the living room, new drywall throughout.

The next few weeks will include finishing the hardwood flooring in the dining room, kitchen, and utility room.? Finish the touch up work on walls and trim, install the deck on the rear of the house (materials already on site), install sliding glass door from dining room to deck (materials on site), lay carpet in bedrooms, paint, repair damaged vinyl on exterior, paint vinyl, and landscape.

I have taken photos daily of the progress.? I can show examples of the work so far if necessary.

My financial situation:
I am a financial advisor and paid by commission.? I average about 6-7K per month salary.? I also get VA disability for over 1K per month, guaranteed.? Within the next 1-2 months the house will be reappraised at a higher value, I will refinance, and pay off this loan completely.? Also, I have excellent credit and have NEVER been late on any payment in my life.? My wife owns her own cleaning company and she also earns about 2-3K per month on average.

My prosper score is a C because I can not verify my income.? I have been a financial advisor less than one year and I do not have a tax return to back up my income yet.? I assure you that I am a very responsible person and am a low risk investment.? Please contact me with any questions that will help to reassure you about investing in this project.

All help will be greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,875.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$84.82

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1995	Debt/Income ratio:	15%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,390	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	cminor	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	620-640 (Nov-2007) 720-740 (May-2007)
Principal balance:	$475.74	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
Tuition
Purpose of loan:
This loan will be used to pay my final semester of tuition.

My financial situation:
I am currently a photographer making around $26,600 per year.? I am finishing my Masters of Fine Arts with an emphasis in photography this year.? Upon completion of my degree I plan to focus on photography and work on building?my client base.?

The loan will be used for the following:??
Tuition - $1875

In addition, my husband makes $56,000 per year and pays all of the normal monthly household bills.
Feel free to contact me with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1988	Debt/Income ratio:	43%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,951	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	repayment-thinker	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help a Community Based Business
Purpose of loan:
Local Roots Co-op is a member and community owned grocery market committed to serving our world by serving our neighbor. We managed to open just over a year ago with very little capital. Over the year, we expanded the Co-op to its full stature by adding: a 24 foot bulk section, a Coffee and Juice Bar and a kitchen serving Soups, Salads and Sandwiches. The Co-op would have nearly reached the break-even point in its first year, was it not for the continuing effort to bring these latter elements to fruition. This now being done, we have every expectation of being profitable this year. This would be greatly facilitated by a loan to cover some of the expenses incurred by the build-out of the before mentioned departments.
My financial situation:
Now that all of the components are complete, our income is increasing, and out improvement expenses are finally at an end. A loan would help us meet our short term liabilities, and insure our ability to turn a profit this year.

Monthly net income: $ 12000 , Sales of $34000/mo average last year. Currently expanding... just by word of mouth in the community.

Monthly expenses: ~$12000 currently

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.92%	Starting borrower rate/APR:	21.92% / 24.18%	Starting monthly payment:	$286.12

Auction yield range:	11.27% - 20.92%	Estimated loss impact:	10.50%
Lender servicing fee:	1.00%	Estimated return:	10.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1992	Debt/Income ratio:	18%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$65,806	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-apprentice	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008)
Principal balance:	$4,687.13	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
pay off credit card
Purpose of loan:
This loan will be used to replace?credit card debt with?a loan.? This should begin to increase my overall credit score.? My percent of credit card use is high and as a result, it has reduced my credit score.??I?incurred a lot of debt because I?was making update to my rentals.??Unfortunately,? it has resulted in a major decrease in my overall score.? ??????
My financial situation:
I am a good candidate for this loan because I have a history of carrying a lot of loans and making?timely payments.?I own 5 properties/ 4 rented/ 1?owner occupied.?

Monthly net income: $
Employer - $4250
Part-time job - $583 ($7000 yearly)
Rental Properties-$4595
Income Tax Bus-$500 ($6000 earned Jan-Apr)
Monthly expenses: $
??Primary Household/ util/ ins/ $1000?, credit cards-?$582,?prosper loan?$232
??Rental Properties - Loans $3836, ins $97
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.99%	Starting borrower rate/APR:	15.99% / 18.17%	Starting monthly payment:	$369.10

Auction yield range:	4.27% - 14.99%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1991	Debt/Income ratio:	27%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$40,714	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	fordaputz	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	760-780 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 740-760 (Apr-2009) 720-740 (Aug-2008) 760-780 (Jan-2008)
Principal balance:	$2,815.03	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Locking interest rate in for 36 mo.
Purpose of loan:
Will use the money to pay off a credit Card @ 18% interest.

My financial situation:
I am a good candidate for this loan because I am currently making my payments to the credit cards.? By supporting me with this three year loan, I will continue to make the payments, but support people instead of BANKS.? I will also pay more to my other debts since the amount is now fixed on a 36 month note.

OTHER:
????Quick Summary of Debt
????????Credit Card 1: $10,500 @ 18% - PAYING THIS?DOWN with this request
????????Credit Card 2: $15,750 @ 17%
????????Line of Credit: $4,500 @ 16.5%
????????Credit Card: $5,000 @?5% till March
??????? First Prosper: $4,200 @ 8.0% payoff in October 2010

Thanks for your time in looking, all questions will be answered

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1994	Debt/Income ratio:	23%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	16y 7m
Amount delinquent:	$1,617	Revolving credit balance:	$61,082	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	credit-marble	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Husband off work during surgery
Purpose of loan:
This loan will be used to cover expenses while my husband is off work for needed knee surgery and not drawing a paycheck.

My financial situation:
I am a good candidate for this loan because my job is steady and stable. My husband will be able to return to work after a full recuperation.?My amount delinquent included a late payment for the mortgage, which I have worked out with the mortgage holder. I will be paying on the missed payment divided over the next 6 regular payments, which are being withdrawn automatically from my bank account.

All monthly?expenses and CURRENT income (husband's job will be waiting for him after recuperation):
9 Credit cards (general and store): $1115.00
Home security $36
Sunday paper $10
cable $125
cell phones $95
car insurance $172.58
life insurance $31.80
credit bureau monitoring $13
pet food and care $125
groceries $600
health care an medicines $150
entertainment/dining out/clothing $150
Netflix $15
gasoline $125
cash for sundries $100
Loans (mortgage, equity, 2 personal loans) $2834
utilities (electric, gas, water/sewer) $450
cars are paid off
TOTAL EXPENSES: $6148.20
My income $4400
Husband's income $2440
TOTAL INCOME: $6840
positive balance monthly $691.80

I have had some overtime lately - net about $400/month, but we've also had some unusually high vet bills as both dogs were sick and needed treatment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1983	Debt/Income ratio:	12%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	21	Occupation:	Executive
Amount delinquent:	$6,159	Revolving credit balance:	$5,179	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	poetic-camaraderi	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?debt consolidation?

My financial situation:
I am a good candidate for this loan because? never missed a payment, checked with experian as of 10/18/2009, no deliquencies

Monthly net income: $6200

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 150???? Car expenses: $ 440
??Utilities: $?100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1000?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1974	Debt/Income ratio:	59%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	30 / 28	Employment status:	Retired
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$76,732	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	codyrun	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,401.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 640-660 (Jul-2009) 620-640 (Oct-2008) 640-660 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Heating Unit
Purpose of loan:
This loan will be used to replace heating unit damaged during the flood water that destroyed my unit.

My financial situation:
I am a good candidate for this loan because, I have borrowed two loans and payed them both off. I am a prosper lender and borrower?since 2006.This loan will be automitic deducted as the two previous loans that was payed off.
Monthly net income: $ 2850??

Monthly expenses: $
??Housing: $ 790
??Insurance: $80??Car expenses: $?70
??Utilities: $100??Phone, cable, internet:?80??Food, entertainment: $ 300,??Clothing, household expenses $?75,?
??Credit cards and other loans: $ 1050
??Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$501.95

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1977	Debt/Income ratio:	34%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,530	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Yankeeeagle	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	800-820 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	820-840 (Jan-2008)
Principal balance:	$4,497.28	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to pay off 3 credit cards and my current Prosper Loan.???

My financial situation:
I am a good candidate for this loan because I?always pay my bills on time. i also have other funds set aside if I should need them for an emergency. Pay back is guaranteed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$474.55

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1991	Debt/Income ratio:	8%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$145,404	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fulfilling-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
extra funds until bonus 3-15-2010
Purpose of loan:
This loan will be used to? organize finances and have cash on hand for various items over holiday season.

My financial situation:
I am a good candidate for this loan because? my earnings are excellent , i am responsible with all my debts. i plan to have no credit card or revolving debt in 3-15-2010 as i have a bonus due in excess of $ 250,000. I recieve a bonus annually as part of my compensation. I have a TEMPORARY challenge as i have 2 properties out of state. Both have signed leases with renters. I have worked hard at managing my credit through the real estate downturn. I am not behind on either property. In late 2007 i lost nearly $200,000 on a property i purchased in Bakersfield, Ca. during a company promotion/relocation to Ca. from Nevada. This set back damaged my cash flow situation. In 3-15-2010 after debts are paid i will have cash , over $50,000 to return to my investment account with Merrill Lynch. I also hold 68,000 shares of company stock options .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1985	Debt/Income ratio:	2%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	2y 4m
Amount delinquent:	$257	Revolving credit balance:	$17,051	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	vibrant-yield	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bonus Advance
Purpose of loan:
I will be receiving a substantial seven figure bonus in February 2010.? I can provide emplyer contract as evidence of this future payment. I need a short term unsecured loan for debt consolidation and cash flow for the next 3-4 months.?

My financial situation:
I am a good candidate for this loan because I will be receiving a very large bonus and will repay the loan in full and on time.? I am currently earning a salary of $250,000.? I can provide all documents to support my current and future income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.58%	Starting monthly payment:	$58.52

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1995	Debt/Income ratio:	38%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,566	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	goal-revenue	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off one card & emergency cash
Purpose of loan:
This loan will be used to?pay off one credit card and help out an emregency situation
My financial situation:
I am a good candidate for this loan because?I am on time and have never been late on a payment. I have always repaid people when borrowing money and?also bring in a steady income.?

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 26
??Car expenses: $ 570
??Utilities: $ 0
??Phone, cable, internet: $ 25
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 290
??Other expenses: $ 520
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$300.70

Auction yield range:	11.27% - 24.63%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,508	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Atlantateach08	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	520-540 (Apr-2008) 520-540 (Jan-2008)
Principal balance:	$1,814.88	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
New life, no credit cards required!
Purpose of loan:
Refinance high interest cards/loans into one monthly payment with a lower interest rate.
My financial situation:
I am a great candidate because I am a responsible professional, who is currently looking to consolidate credit cards (and current Prosper loan) into one monthly payment with a lower interest rate. I have an excellent payment history (never missed or late) and understand the importance of exercising responsible financial behaviors.I am currently enrolled at Emory, and classes end in February. I recently married (my husband is an engineer), and hope that refinancing will give us the freedom to move ahead with our wonderful new life. If I am fortunate enough to have this loan funded, I plan to continue with established behaviors and pay more than the required payment and completely pay off my new loan prior to completion date.I am happy to answer any questions you may have. Thank you for your time!
Net income - Monthly: $2580 (self)$8900 (household)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.91%	Starting borrower rate/APR:	27.91% / 30.26%	Starting monthly payment:	$123.94

Auction yield range:	11.27% - 26.91%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$46,497	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	petersocal	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 620-640 (Oct-2006)
Principal balance:	$190.56	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Pay down Credit Card
Purpose of loan:
This loan will be used to pay down credit card debit.

My financial situation:
I am a good candidate for this loan because?

Currently have a loan with prosper that will paid this month (I have NEVER been late).? This will not change my monthly oblications so this loan will not effect my cash flow. ? I am sole proprietor of my own business which has been in the black since 1998.? Monthly net income between $8,000.00-10,000.00

Monthly expenses: $
My monthly expenses come to roughly $6000 a month.? This includes housing, food, utilities etc.

I am happy to provide any details or answer any questions.? As I mentioned, I have had a loan with proper which has 1 payment left (Oct.), I have never been late, and I would never be late with a new loan!

Thank you for your time...

P
Information in the Description is not verified.